    As filed with the Securities and Exchange Commission on March 26, 2002


                                         Securities Act Registration No. 2-27058
                                        Investment Company Act File No. 811-1519
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 46

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 24

                       State Farm Associates' Funds Trust
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

          One State Farm Plaza, Bloomington, Illinois                 61710-0001
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's Telephone Number, including Area Code        (309) 766-2029


                                                 Alan Goldberg
                                                 Bell Boyd & Lloyd LLC
Roger S. Joslin                                  Three First National Plaza
One State Farm Plaza                             70 West Madison St., Suite 3300
Bloomington, Illinois 61710-0001                 Chicago, Illinois 60602
--------------------------------------------------------------------------------
                   (Names and addresses of agents for service)
                               ------------------

                 ----------------------------------------------
                 Amending Parts A, B and C, and filing exhibits
                 ----------------------------------------------

                 It is proposed that this filing will become effective:
                   [ ] immediately upon filing pursuant to rule 485(b)

                   [X] on April 1, 2002 pursuant to rule 485(b)

                   [ ] 60 day after filing pursuant to rule 485(a)(1)

                   [ ] on April 1, 2002 pursuant to rule 485(a)(1)

                   [ ] 75 days after filing pursuant to rule 485(a)(2)
                   [ ] on ___________ pursuant to rule 485(a)(2)

--------------------------------------------------------------------------------

                                  State Farm

                            Associates' Funds Trust

 Prospectus
--------------------------------------------------------------------------------


          April 1, 2002



          GROWTH FUND

          BALANCED FUND

          INTERIM FUND

          MUNICIPAL BOND FUND

                         State Farm Associates' Funds Trust
                    . StateFarm Growth Fund
                    . StateFarm Balanced Fund
                    . StateFarm Interim Fund
                    . StateFarm Municipal Bond Fund

                            THREE STATE FARM PLAZA
                       BLOOMINGTON, ILLINOIS 61791-0001

        Offered to the Agents and Employees of the State Farm Insurance
                         Companies and their families

                             ---------------------

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.



                           PROSPECTUS--APRIL 1, 2002

                               TABLE OF CONTENTS


                                                           Page
                                                           ----
                INVESTMENTS, RISKS AND PERFORMANCE........   3
                       State Farm Growth Fund.............   3
                       State Farm Balanced Fund...........   6
                       State Farm Interim Fund............   9
                       State Farm Municipal Bond Fund.....  12
                HOW THE FUNDS INVEST......................  15
                       Growth Fund........................  15
                       Balanced Fund......................  15
                       Interim Fund.......................  16
                       Municipal Bond Fund................  17
                RISKS.....................................  19
                HOW TO BUY FUND SHARES....................  21
                       Who May Invest.....................  21
                       Minimum Investments................  21
                       How to Buy.........................  21
                       Share Price........................  24
                HOW TO REDEEM FUND SHARES.................  25
                       Signature Guarantee................  28
                TAX-QUALIFIED ACCOUNTS....................  29
                MANAGEMENT OF THE FUNDS...................  31
                DIVIDENDS, DISTRIBUTIONS AND TAXES........  31
                FINANCIAL HIGHLIGHTS......................  33

                      INVESTMENTS, RISKS AND PERFORMANCE
--------------------------------------------------------------------------------

                            STATE FARM GROWTH FUND

What is Growth Fund's investment objective and what are its principal investment strategies?

    Objective. Growth Fund seeks long-term growth of capital which may be supplemented by income.

    Principal Investment Strategies. Growth Fund invests under normal circumstances at least 80% of its assets in common stocks and other income-producing equity securities. State Farm Investment Management Corp. (the "Manager"), investment adviser to the State Farm Associates' Funds Trust (the "Trust"), chooses stocks for the Growth Fund's portfolio for their long-term potential to generate capital gains, but may also consider a stock's long-term potential to generate growth in income. Although there is no restriction on the size of the companies in which the Fund invests, ordinarily most of the Fund's investments are in companies with market capitalizations of at least $1.5 billion.

    In making investment decisions on specific securities, the Manager looks for companies with one or more of the following characteristics:

.. Strong cash flow and a recurring revenue stream.

.. A strong industry position

.. A strong financial position

.. Strong management with a clearly defined strategy

.. Capability to develop new or superior products or services

    The Manager may sell securities the Fund holds for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

    The Fund may invest up to 25% of its assets in equity securities and depositary receipts of foreign companies.

What are the principal risks of investing in Growth Fund?

    The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business and are subject to market risk. Stock prices may fluctuate widely over short or extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

    The Fund's investments in foreign securities present risks which in some ways may be greater than in U.S. investments, including currency exchange rate fluctuation; less available public information about issuers; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable market practices, political instability and exchange rate controls that could prevent the conversion of local currencies into U.S. dollars.

Is Growth Fund an appropriate investment for me?

    Because of the variable nature of the stock market, Growth Fund should be considered a long-term investment, designed to provide the best results when held for several years or more. The Fund may not be suitable for you if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.

How has Growth Fund performed?


    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.


                                    [CHART]

                                  Total Return


 1992   1993    1994    1995    1996    1997    1998    1999    2000     2001
 ----   ----    ----    ----    ----    ----    ----    ----    ----     ----
 2.12%  0.55%   6.02%  30.69%  17.16%  31.11%  20.34%  18.72%  (5.38)%
(10.82)%

The Fund's best and worst quarters during the last 10 years were:

Best quarter: 19.82%, during the fourth quarter of 1998.


Worst quarter: -11.53%, during the first quarter of 2001.



    The following table shows certain Average Annual Total Returns on an investment in the Fund compared to changes in the Standard & Poor's 500 Stock Index for the 1-, 5- and 10-year periods ended December 31, 2001:



                      Growth Fund       1 Year    5 Year 10 Year
                ----------------------- -------   ------ -------
                Return Before Taxes     -10.82%    9.59% 10.17%
                Return After Taxes on
                  Distributions*        -11.45%    8.81%  9.10%
                Return After Taxes on
                Distributions & Sale of
                Fund Shares*             -6.42%    7.61%  8.11%
                S&P 500 Index**         -12.48%   10.19% 12.52%

---------------------

* The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.


** The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies. The S&P

    500 Index represents an unmanaged group of stocks that differs from the composition of Growth Fund. Unlike an investment in the Growth Fund, returns of the S&P 500 Index do not reflect expenses of investing. Returns of the S&P 500 Index do not reflect any deductions for taxes.


What are the costs of investing in Growth Fund?

  Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

  Shareholder Transaction Expenses (fees paid directly from your investment)

                           Maximum sales charge None
                           Redemption fee       None
                           Exchange fee         None

     Fund Operating Expenses (expenses that are deducted from Fund assets)


                   Management fees                      0.10%
                   Distribution (12b-1) fees             None
                   Other expenses                       0.03%
                                                        -----
                   Total Annual Fund Operating Expenses 0.13%


Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:


                              After 1 year   $ 13
                              After 3 years  $ 42
                              After 5 years  $ 73
                              After 10 years $166

                           STATE FARM BALANCED FUND


What is Balanced Fund's investment objective and what are its principal investment strategies?

    Objective. Balanced Fund seeks long-term growth of principal while providing some current income.


    Principal Investment Strategies. Balanced Fund invests in common stocks, preferred stocks and bonds in varying proportions according to prevailing market conditions and the judgment of the Manager.

    The Balanced Fund invests approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Fund invests in common stocks that the Manager believes have the potential for long-term capital gain. The income provided by common stocks is usually incidental to their selection. Although there is no restriction on the size of companies in which the Fund may invest, ordinarily most of the Fund's common stock investments are in companies with market capitalizations of at least $1.5 billion.

    Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Fund invests in bonds and preferred stocks to provide relative stability of principal and income. Under most circumstances, the Fund's investments in bonds are primarily in intermediate or long term investment grade securities. Although usually the majority of the Fund's assets are invested in common stocks, the Fund may for a time choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities.

    The Fund generally keeps its investments as long as the Manager believes that they still are generating appropriate income (for bonds) or have the potential, over the long-term, to generate capital gain or growth in income (for common stocks). In making investment decisions on specific securities, the Manager analyzes long-term industry conditions, management capabilities, and financial solvency.

    The Fund may invest up to 25% of its assets in equity securities and depositary receipts of foreign companies.

What are the principal risks of investing in Balanced Fund?

    The Fund usually invests a majority of its assets in common stocks which are subject to market risk. Stock prices may fluctuate widely over short or extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

    The Fund's investments in bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that bonds will decline in value because of changes in interest rates. Generally, bonds decrease in value when interest rates rise and increase in value when interest rates fall. Credit risk is the risk that an issuer of a bond may become unable to meet its obligation to pay interest on the bond, or repay principal.

Is Balanced Fund an appropriate investment for me?

    The Fund might be appropriate for you if you are seeking:

.. long-term growth potential;

.. a substantial measure of downside protection; and

.. the convenience of a balanced portfolio in a single investment.

    Because the Fund usually invests the majority of its assets in common stocks, the Fund should be considered a long-term investment. The Fund is not an appropriate investment for you if you have a short-term investment horizon and are unwilling to accept share price fluctuations.

How has Balanced Fund performed?


    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to market indices. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.



                                     [CHART]

                                  Total Return


 1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
 ----    ----    ----    ----    ----    ----    ----    ----    ----     ----
 5.38%   3.30%   5.01%  25.07%  13.07%  22.16%  13.49%   9.74%  (0.75)%
(5.65)%

The Fund's best and worst quarters during the last 10 years were:


Best quarter: 12.12%,


    during the fourth quarter of 1998.



Worst quarter: -6.80%,


    during the first quarter of 2001.



    The following table shows certain Average Annual Total Returns on an investment in the Fund compared to market indices for the 1-, 5- and 10-year periods ended December 31, 2001:



                      Balanced Fund      1 Year  5 Year 10 Year
                      -------------      ------- ------ -------
                 Return Before Taxes      -5.65%  7.34%  8.70%
                 Return After Taxes
                 on Distributions*        -6.79%  5.95%  7.18%
                 Return After Taxes on
                 Distributions & Sale of
                 Fund Shares*             -3.43%  5.36%  6.51%
                 S & P 500 Index**       -12.48% 10.19% 12.52%
                 Lehman Intermediate
                 Treasury Index***         8.16%  6.98%  6.60%

---------------------

* The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situations and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.




** The S&P 500 Index is a capitalization-weighted measure of 500 large U.S. companies.


*** The Lehman Brothers Intermediate Treasury Index contains approximately 114
    U.S. Treasury securities with maturities ranging from one to ten years.



    The S&P 500 Index and the Lehman Brothers Intermediate Treasury Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, returns in the indices do not reflect expenses of investing. Returns of the indices do not reflect any deductions for taxes.


What are the costs of investing in Balanced Fund?

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

                       Shareholder Transaction Expenses
                   (fees paid directly from your investment)

                           Maximum sales charge None
                           Redemption fee       None
                           Exchange fee         None

                            Fund Operating Expenses
                 (expenses that are deducted from Fund assets)


                   Management fees                      0.12%
                   Distribution (12b-1) fees             None
                   Other expenses                       0.02%
                                                        -----
                   Total Annual Fund Operating Expenses 0.14%


Example. This example is intended to help you compare the cost of investing in the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:




                              After 1 year   $ 14
                              After 3 years  $ 45
                              After 5 years  $ 79
                              After 10 years $179

                            STATE FARM INTERIM FUND


What is Interim Fund's investment objective and what are its principal investment strategies?

    Objective. Interim Fund seeks the realization over a period of years of the highest yield consistent with relatively low price volatility.

    Principal Investment Strategies. The Fund invests in high quality debt securities with short- and intermediate-term maturities, including:

.. U.S. government obligations,

.. high quality corporate obligations, and

.. high quality commercial paper and other money market instruments.


    The Manager typically distributes the Fund's investments in varying amounts among securities maturing in up to six or seven years from the time of purchase, but occasionally may extend to securities maturing in up to 15 years. The Manager buys securities for the Fund with shorter maturities, even though they tend to produce less income, because they generally also have less volatile prices. The Manager will seek to hold the securities in which the Fund invests until they mature, but it may sell them earlier. The Manager purchases bonds after conducting thorough credit analyses of the issuers. The Manager seeks to purchase bonds that offer yields that are commensurate with the credit quality of the issuer. Generally, the Manager will sell securities in order to meet a large volume of redemptions, to reposition the maturity structure of the portfolio or to adjust credit risk of the portfolio. Usually, the Manager will sell securities that produce the least amount of capital gains.


What are the principal risks of investing in Interim Fund?

    The chief risks of investing in Interim Fund are interest rate risk, credit risk and inflation risk. The Fund is not a money market fund, and the Fund does not attempt to maintain a stable net asset value like a money market fund.

    Interest rate risk is the risk that the Fund's investments will decline in value because of changes in interest rates. Generally, debt securities decrease in value when interest rates rise and increase in value when interest rates fall.

    Credit risk is the risk that an issuer of a bond may become unable to meet its obligation to pay interest on the bond, or repay principal. The Fund tries to limit credit risk by investing in high quality securities.

    Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money.

    An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

Is an investment in Interim Fund appropriate for me?

    The Fund might be appropriate for you if you are seeking a fixed income investment with more price stability than an investment in long-term bonds.

    The Fund is not an appropriate investment for you if you are seeking long term growth of capital.

How has Interim Fund performed?


    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods indicated (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.


                                     [CHART]

                                  Total Return


 1992    1993    1994     1995    1996    1997    1998    1999    2000     2001
 ----    ----    ----     ----    ----    ----    ----    ----    ----     ----
 6.29%   6.84%  (0.78)%  12.51%   4.17%   7.08%   7.84%   0.85%   9.42%    7.80%


The Fund's best and worst quarters during the last 10 years were:


Best quarter: 4.31%, during the third quarter of 2001.


Worst quarter: -1.20%,during the first quarter of 1994.


    The table below shows certain Average Annual Total Returns on an investment in the Fund compared to a market index for the 1-, 5- and 10-year periods ended December 31, 2001:



                      Interim Fund         1 Year 5 Year 10 Year
                      ------------         ------ ------ -------
               Return Before Taxes         7.80%  6.55%   6.14%
               Return After Taxes on
               Distributions*              5.49%  3.88%   3.42%
               Return After Taxes on
               Distribution & Sale of Fund
               Shares*                     4.72%  3.89%   3.54%
               Lehman Brothers 1-5 Year
               U.S. Treasury Index**       8.45%  6.80%   6.37%

---------------------

* The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.


** The Lehman Brothers 1-5 Year U.S. Treasury Index presently contains approximately 49 U.S. Treasury Securities with maturities ranging from one to five years. The Lehman Brothers 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, returns of the Lehman 1-5 Year U.S. Treasury Index do not reflect expenses of investing. Returns of the Lehman Brothers 1-5 Year U.S. Treasury Index do not reflect any deductions for taxes.


What are the costs of investing in Interim Fund?

    Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

  Shareholder Transaction Expenses (fees paid directly from your investment)

                           Maximum sales charge None
                           Redemption fee       None
                           Exchange fee         None

     Fund Operating Expenses (expenses that are deducted from Fund assets)

                   Management fees                      0.16%
                   Distribution (12b-1) fees             None
                   Other expenses                       0.04%
                                                        -----
                   Total Annual Fund Operating Expenses 0.20%

Example. This example is intended to help you compare the cost of investing in the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

                              After 1 year   $ 20
                              After 3 years  $ 64
                              After 5 years  $113
                              After 10 years $255

                        STATE FARM MUNICIPAL BOND FUND

What is Municipal Bond Fund's investment objective and what are its principal investment strategies?

    Objective. Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management.

    Principal Investment Strategies.   Municipal Bond Fund normally invests so
that either (1) at least 80% of the Fund's net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund's net assets are invested in securities that produce income exempt from regular federal income tax.

    The Fund invests primarily in a diversified selection of municipal bonds (for example, general obligation bonds of a state or bonds financing a specific project) with maturities of one to seventeen years, although from time to time the Manager may purchase issues with longer maturities. A majority of the Fund's investments are in issues with maturities longer than five years. Dividends from the Fund largely will be exempt from federal income tax, and at this time, the Fund does not intend to purchase municipal obligations that are subject to alternative minimum tax.

    The Fund normally invests at least 70% of its total assets in municipal bonds rated A or better by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), meaning that up to 30% of the Fund's total assets may be invested in medium and lower-quality bonds.


    The Manager usually will hold municipal bonds for the Fund until they mature or are called. The Fund may sell a bond when the proportion of bonds with longer maturities is reduced in anticipation of a bond market decline (a result of rising interest rates), or increased in anticipation of a bond market rise (resulting from a decline in interest rates). The Manager may also sell a bond for the Fund if the bond's credit risk increases significantly.


What are the principal risks of investing in Municipal Bond Fund?

    The chief risks of investing in Municipal Bond Fund are interest rate risk, credit risk, and inflation risk, and you can lose money by investing in the Fund.

    Interest rate risk is the risk that the Fund's investments will decline in value because of changes in interest rates. Generally, debt securities decrease in value when interest rates rise and increase in value when interest rates fall.

    Credit risk is the risk that an issuer of a bond may become unable to meet its obligation to pay interest on the bond, or repay principal. The Fund tries to limit credit risk by investing most of its assets in high grade municipal bonds, but may invest up to 30% of its total assets in medium and lower-quality bonds.

    Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money.

    An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

Is an investment in Municipal Bond Fund appropriate for me?


    The Fund may be an appropriate investment for you if you want regular tax-free dividends, or if you want to reduce taxes on your investment income.



    The Fund may not be an appropriate investment for you if you are seeking long-term capital growth, or if you are investing through an IRA, 401(k) plan or some other kind of tax-deferred account.


How has Municipal Bond Fund performed?


    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.


                                    [CHART]

                                  Total Return


 1992   1993    1994    1995    1996   1997   1998   1999    2000   2001
 ----   ----    ----    ----    ----   ----   ----   ----    ----   ----
 7.78%  9.79%  (2.54)%  13.37%  4.24%  7.27%  6.05% (1.04)%  9.96%  5.07%

The Fund's best and worst quarters during the last 10 years were:

Best quarter: 5.18%,

    during the first quarter of 1995.


Worst quarter: -3.23%,
    during the first quarter of 1994.


    The following table shows certain Average Annual Total Returns on an investment in the Fund compared to a market index for the 1-, 5- and 10-year periods ended December 31, 2001:



                        Municipal
                        Bond Fund        1 Year 5 Year 10 Year
                        ---------        ------ ------ -------
                  Return Before Taxes    5.07%  5.40%   5.89%
                  Return After Taxes on
                  Distributions*         5.03%  5.35%   5.85%
                  Return After Taxes on
                  Distrubution & Sale of
                  Fund Shares*           5.00%  5.33%   5.82%
                  Lehman Municipal Bond
                  Index**                5.13%  5.98%   6.63%

---------------------

* The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.


** The Lehman Brothers Municipal Bond Index includes approximately 43,000 municipal bonds that have a minimum credit rating of Baa; have been issued as part of an issue of at least $50 million; have an amount outstanding of at least $3 million; have been issued within the last five years; and have a maturity of at least one year. The Lehman Brothers Municipal Bond Index represents an unmanaged group of bonds that differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, returns of the Lehman Brothers Municipal Bond Index do not reflect expenses of investing. Returns of the Lehman Brothers Municipal Bond Index do not reflect any deductions for taxes.


What are the costs of investing in Municipal Bond Fund?

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

                       Shareholder Transaction Expenses
                   (fees paid directly from your investment)

                           Maximum sales charge None
                           Redemption fee       None
                           Exchange fee         None

                            Fund Operating Expenses
                 (expenses that are deducted from Fund assets)


                   Management fees                      0.12%
                   Distribution (12b-1) fees             None
                   Other expenses                       0.04%
                                                        -----
                   Total Annual Fund Operating Expenses 0.16%


Example. This example is intended to help you compare the cost of investing in the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:



                              After 1 year   $ 16
                              After 3 years  $ 52
                              After 5 years  $ 90
                              After 10 years $205

                             HOW THE FUNDS INVEST
--------------------------------------------------------------------------------


    General. Each Fund has its own investment objective. The Trust's Board of Trustees may change these investment objectives without a vote of the Trust's shareholders.

Growth Fund

    Common Stocks. Growth Fund invests most of its assets in common stock and other income-producing equity securities. The Manager chooses stocks for the Fund for their long-term potential to generate capital gains, but may also consider a stock's potential to generate growth in income. Although there is no restriction on the size of the companies in which Growth Fund may invest, ordinarily most of the Fund's investments are in large companies.

    Short-term Investments. Under ordinary circumstances, the Fund is substantially fully invested in common stocks. The Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. If the Manager determines that market or economic conditions warrant a temporary defensive position, the Fund may hold up to 100% of its assets in cash, cash equivalents or other temporary investments such as short-term government or corporate obligations. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

    Foreign Stocks. Growth Fund may invest up to 25% of its assets in foreign equity securities not publicly traded in the United States and depositary receipts (both sponsored and unsponsored). Foreign investing provides opportunities different from those available in the U.S. and risks which in some ways may be greater than in U.S. investments.

Balanced Fund

    Balanced Fund invests in common stocks, preferred stocks and bonds in varying proportions according to prevailing market conditions and the judgment of the Manager.

    Common Stocks. The Fund invests approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Fund invests in common stocks that the Manager believes have the potential for long-term capital gain. The income provided by common stocks is usually incidental to their selection. Although there is no restriction on the size of companies in which the Fund may invest, ordinarily most of the Fund's common stock investments are in large companies.

    Fixed Income Securities. The Fund invests in bonds and preferred stocks to provide relative stability of principal and income. Under most circumstances, the Fund's investments in bonds are primarily in intermediate or long term investment grade securities. Although usually the majority of the Fund's assets are invested in common stocks, the Fund may for a time choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities.

    In choosing bonds and preferred stocks for the portfolio, the Manager looks for issuers that it believes will be able to meet their obligations promptly even under adverse business conditions, and whose issues have an attractive combination of yield, maturity and liquidity.

    The Fund invests in debt securities rated within the four highest grades (AAA/Aaa to BBB/Baa) assigned by S&P or Moody's or, if unrated, determined by the Manager to be of comparable quality. Bonds rated below BBB by S&P or below Baa by Moody's have speculative characteristics, and are commonly referred to as "junk bonds" and present a higher degree of credit risk. For more information, see "Description of Bond Ratings" in the Statement of Additional Information.

    Foreign Stocks. Like Growth Fund, Balanced Fund may invest up to 25% of its assets in foreign equity securities not publicly traded in the United States and depositary receipts (both sponsored and unsponsored). Foreign investing provides opportunities different from those available in the U.S. and risks which in some ways may be greater than in U.S. investments.

    The Fund generally keeps its investments as long as the Manager believes that they are generating appropriate income or meet credit standards (for bonds) or have the potential, over the long-term, to generate capital gain or growth in income (for common stocks).

    The Fund may be a complete investment program in that the Fund's investments are balanced among common stocks, convertible securities and both short-term and long-term fixed income investments.

Interim Fund

    Interim Fund invests in high grade debt securities with short- and intermediate-term maturities.

    Quality.  The Fund invests in the following types of securities:

.. Obligations of or guaranteed by the U.S. government, its agencies or instrumentalities that may be supported by the full faith and credit of the U.S. Treasury or may be supported only by the credit of the particular agency or instrumentality.

.. Corporate debt securities that Moody's or S&P rates high grade or better or, if unrated, that the Manager considers to be of comparable quality.

.. Commercial paper and other money market instruments that Moody's rates
  Prime-1, Prime-2 or Prime-3 or that the Manager considers to be of comparable quality.

    One of the risks of investing in an investment grade debt security is that the security might lose its rating, or its rating might be reduced to below investment grade. If either of those occurs, the Fund is not required to sell the security, but the Manager considers the reasons for the loss or change of the rating in determining whether or not to sell that security.

    Maturity. Interim Fund's investments are typically distributed in varying amounts among securities maturing in up to six or seven years from the time of purchase, but occasionally may extend to securities maturing in up to 15 years. The Manager from time to time may change the average maturity of the Fund's holdings, generally based on the prospective yields and price changes among securities of different qualities, interest rates and maturities.

    The yields on securities that are generally of the same quality are usually higher for issues with longer maturities than those with shorter maturities. The Fund often buys securities with shorter maturities, even though they tend to produce less income, because they generally also have less volatile prices.

    At certain times, yields available from securities with shorter maturities may exceed those on securities of comparable quality with longer maturities. When these bond market conditions prevail, the Manager may choose to forego the higher yield and greater price stability of short-term securities if in its judgment a higher average yield over time will result from investing in issues with longer maturities.


    The Manager will seek to hold the securities in which the Fund invests until they mature, but it may sell them earlier. The Manager purchases bonds after conducting thorough credit analyses of the issuers. The Manager seeks to purchase bonds that offer yields which are commensurate with the credit quality of the issuer. Generally, the Manager will sell securities in order to meet a large volume of redemptions, to reposition the maturity structure of the portfolio or to adjust credit risk of the portfolio. Usually, the Manager will sell securities that produce the least amount of capital gains.


    Short-term Investments. Interim Fund may invest without limit in short-term government or corporate obligations and hold cash on behalf of the Fund in an interest-bearing demand bank savings account or mutual fund money market account as a temporary measure pending investment in securities. The Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund might not achieve its investment objective.

Municipal Bond Fund

    Municipal Bond Fund invests primarily in a diversified selection of municipal bonds.

    States, territories, local governments and municipalities issue municipal bonds to raise money for various purposes (for example, to pay for a road construction project, or to build an airport). Municipal Bond Fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase these bonds if the Manager believes the issuer has a strong incentive to continue making appropriations until maturity. The interest on a municipal bond is generally exempt from federal income tax, but may be subject to the federal alternative minimum tax and state income taxes. The Fund does not currently intend to purchase municipal obligations whose interest would be subject to the alternative minimum tax.

    Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund's net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund's net assets are invested in securities that produce income exempt from regular federal income tax.

    The Fund usually holds its municipal bonds until they mature or are called. The Fund may sell a bond when the proportion of bonds with longer maturities is reduced in anticipation of a bond market decline (a result of rising interest rates), or increased in anticipation of a bond market rise (resulting from a decline in interest rates). A bond may be sold if its credit risk increases significantly.

    Quality. Under ordinary circumstances at least 70% of the Fund's total assets will consist of municipal bonds rated A or better by Moody's or S&P, money market securities and cash. Up to 30% of the Fund's total assets may be invested in municipal bonds that are unrated or rated less than A by Moody's or by S&P.

    Lower-rated municipal bonds and fixed income securities generally carry a greater degree of risk than higher-rated municipal bonds. Bonds rated below BBB by S&P or below Baa by Moody's have speculative characteristics, and are commonly referred to as "junk bonds" and present a higher degree of credit risk.

    Maturity. The Fund invests primarily in a diversified selection of municipal bonds with maturities of one to seventeen years, although from time to time the Manager may purchase issues with longer maturities. A majority of the Fund's investments are in issues with maturities longer than five years.

    Short-term Investments. The Fund will hold assets not invested in municipal bonds as cash or invest in interest-bearing demand notes, bank savings accounts and high grade money market securities or U.S. Treasury securities. In attempting to respond to adverse market, economic, political or other conditions, as a temporary defensive measure, the Fund may invest without limit in cash or money market securities. During those periods, the Fund's assets may not be invested in accordance with its strategy, and the Fund may not achieve its investment objective.

                                     RISKS
--------------------------------------------------------------------------------

    Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose some or all of the money you invested. Before you invest, you should carefully consider the risks that you assume when you invest in the Funds.

    Market Risk. Growth Fund and Balanced Fund are subject to the market risk that always comes with investments in common stocks. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

    Foreign Investing. Growth Fund and Balanced Fund have the ability to invest up to 25% of their total assets in foreign equity securities and depositary receipts. Some risks of investing in foreign securities include: fluctuations in exchange rates of foreign currencies; imposition of exchange control regulations or currency restrictions; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards, settlement periods and trading practices; less liquidity, frequently greater price volatility, and higher transaction costs; possible imposition of foreign taxes; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

    Investing in countries outside the U.S. also involves political risk. A foreign government might restrict investments by foreigners, expropriate assets, seize or nationalize foreign bank deposits or other assets, establish exchange controls, or enact other policies that could affect investment in these nations.

    Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions.


    Interest Rate Risk. An investment in Interim Fund or Municipal Bond Fund is subject to interest rate risk, as is an investment in Balanced Fund to the extent of its investments in bonds. Bond prices (of both taxable bonds and municipal bonds) generally move in the opposite direction of interest rates. Interest rate risk is the risk that the value of a Fund's portfolio will decline because of rising market interest rates. The longer the average maturity (duration) of a Fund's portfolio, the greater its interest rate risk.


    Credit Risk. The bond investments of Interim Fund, Municipal Bond Fund and Balanced Fund are subject to credit risk--the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments when due.

    Generally, lower rated bonds provide higher current income but involve greater risk of issuer default or bankruptcy.

    Income Risk. Income risk is the risk that the income from a Fund's bond investments will decline because of falling market interest rates. This risk applies to investments in Balanced Fund, Interim Fund and Municipal

Bond Fund. Income risk can result when a Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

    Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of the Fund's distributions. Inflation risk applies particularly to fixed-income investments, like those of Interim Fund, Municipal Bond Fund and the bond component of Balanced Fund.

                            HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------

Who May Invest

    Shares of the Funds may be purchased by current and retired agents and employees of the State Farm Insurance Companies and by their family members.


    "Family member" is defined as including lineal ascendants, lineal descendants, and a spouse. The term "lineal ascendants" means:





.. parents,



.. grandparents,



.. step-parents,



.. step-grandparents,



.. great-grandparents, and



.. step-great grandparents.



The term "lineal descendants" means:



.. children,



.. grandchildren,



.. great grandchildren,



.. step-children,



.. court appointed foster children, and



.. legally adopted children.



    If you are a Fund shareowner who is not eligible to invest in the Funds, you may maintain and add to your established registration(s), but you may not open any new registrations or Fund positions.



    Some State Farm agents purchase shares of the Funds as an investment for a qualified retirement plan. When this occurs, participating employees of the State Farm agent may need to establish a State Farm Funds Individual Retirement Account (IRA) into which the agent makes plan contributions. If you have a State Farm Funds IRA into which SEP contributions are made by your employer agent, you may also make traditional or rollover IRA contributions into that account.



Minimum Investments (per Fund)


               To open an account by check:                 $ 50
               To open an account by payroll deduction:     $ 20
               Subsequent investments by check, ACH or
                 automatic investing:                       $50
               Subsequent investments by payroll deduction: $ 20

    The Manager reserves the right to charge a low balance fee or close an account if the account balance falls below $10. The Manager waives this right for accounts participating in the automatic investment plan.

How to Buy


    You may buy shares of any of the Funds by sending a written order, by telephone, by automatic investment, by exchanging from another of the Funds in writing or by telephone, or by payroll deduction if you are a State Farm employee or agent.



    You may make subsequent investments at any time by mailing a check to the Manager along with the detachable investment slip found at the top of your confirmation statement, or by sending a letter of instruction indicating your account registration, account number and the Fund name or by authorizing the Manager to withdraw money from your bank account. Retirement plan participants should refer to documents provided by their plan sponsor or plan administrator for information on how to buy shares.


    In Writing. To open a new account in writing, complete and sign the Application and mail it to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548, together with a check made payable to "State Farm Mutual Funds," a properly completed ACH authorization, and/or an authorization for payroll deduction.

    By Telephone. The Telephone Purchase Privilege is automatically established for you unless you decline this privilege on the Application. With the Telephone Purchase Privilege, you can purchase additional Fund shares by having the Fund make an electronic withdrawal from your pre-designated bank account. To make a telephone investment, call 1-800-447-0740.

    If you currently do not have the Telephone Purchase Privilege but would like to sign up for this privilege, you may complete an Investors Account Services Form. Your signature on the Investors Account Services Form must be guaranteed (see "Signature Guarantee"). Further documentation may be required from corporations, partnerships, trusts and other entities.

    During periods of volatile economic and market conditions, you may have difficulty making a purchase request by telephone, in which case you should consider sending in your request by letter.

    Although the Application or the Investors Account Services Form authorize the Funds and the Manager to record all telephone instructions, the Funds may not honor telephone instructions unless permission to record is confirmed by the caller.

    The Telephone Purchase Privilege authorizes the Manager to act upon an instruction by telephone to purchase shares for any account for which the Telephone Purchase Privilege applies. The Manager and the Funds will employ reasonable procedures, including recording telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephone instructions are genuine. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager and their respective officers, directors, employees and agents will not be liable for acting upon instructions given under the authorization when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone purchase transaction.


    By Payroll Deduction. If you are a State Farm agent or an employee, you may authorize a payroll deduction through the State Farm Insurance Companies by completing the Compensation Deduction Authorization section of the Application or by completing an Investors Account Services Form.


    You may authorize, change or cancel your payroll deduction by completing and signing the reverse side of the detachable investment slip and mailing it to the Manager. The Funds will also accept instructions to change a payroll deduction by letter, phone or fax as long as you provide clear instructions and indicate your account registration, account number and the Fund name.

    By Automatic Investing. The automatic investment plan allows you to make regular investments in a Fund through automatic transfers from your bank account. To participate in the automatic investment plan, complete the pertinent section of the Application or complete an Investors Account Services Form, which you can obtain by calling 1-800-447-0740. You can make periodic investments of $50 or more by authorizing a Fund to withdraw funds from your bank or credit union account. There is no charge to participate in the automatic investment plan. You can stop the withdrawals at any time by writing the Manager or by calling 1-800-447-0740.

    By Exchange. You may buy shares of any of the Funds by redeeming part or all of the shares in another Fund, without charge. You have to meet the minimum investment requirements of the Fund into which you are exchanging, and the written or telephone redemption requirements described in this prospectus.

    An exchange is a sale and purchase of shares for federal tax purposes, and may result in capital gain or loss. Before making an exchange, please read the description of the Fund to be purchased in this prospectus.

    A written exchange request must be signed by all of the owners of the account, must be sent to the Manager, and must clearly indicate your account number, account registration and the Fund names.

    By Telephone Exchange. The Telephone Exchange Privilege is automatically established for you unless you decline this privilege on the Application. With the Telephone Exchange Privilege you may call the Manager and request an exchange for any amount that meets or exceeds the applicable minimum investment of the Fund being purchased. You must identify the existing account by giving the Fund's name, registration of the account and account number, and must specify the dollar amount or number of shares to be exchanged and the Fund to which the exchange should be made.

    The Manager and the Funds will employ reasonable procedures, including recording of telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephonic instructions are genuine. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager, and their respective officers, directors, trustees, employees and agents will not be liable for acting upon instructions given by any person under the Telephone Exchange Privilege when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone exchange transaction.

    The Telephone Exchange Privilege is not available for shares represented by a certificate or if good payment for shares being redeemed has not been received.

    During periods of volatile economic and market conditions, a shareowner may have difficulty making an exchange request by telephone, in which case exchange requests would have to be made in writing or by facsimile.

    Each Fund reserves the right at any time to suspend, limit, modify or terminate the Telephone Exchange Privilege, but will not do so without giving shareowners at least 30 days' prior written notice.

General Policies on Buying Shares


.. Each Fund will invest the entire dollar amount of each purchase in full and fractional shares at the Fund's net asset value next determined after the Manager receives purchase instructions from you in good order. If the Manager determines that the purchase instructions are not in good order, the Manager will contact you to obtain the missing information and/or the missing documents necessary to make the purchase instructions complete and in good order. The Manager will not process your purchase of Fund shares until it has received purchase instructions from you in good order.

.. Unless you instruct otherwise, all of your income dividends and capital gain distributions will be reinvested in your account. You may, however, at any time, request in writing or by calling 1-800-447-0740 to have your income dividends and capital gain distributions paid to you in cash. You cannot elect to receive a check for an income dividend and/or a capital gain distribution if the amount payable is less than $10.


.. Stock certificates will not be issued.

.. The Manager will send to you by mail a confirmation of each transaction, other than purchases by payroll deduction and by the automatic investment plan method. You will receive confirmation of your purchases by payroll deduction and by the automatic investment plan method promptly after the end of each calendar quarter.

.. Each Fund reserves the right, in its sole discretion, to reject purchases when, in the judgment of the Manager, the purchase would not be in the best interest of the Fund. No order to purchase shares is binding on a Fund until it has been confirmed in writing and the Fund has received payment.

.. A Fund will not accept third party checks unless a company affiliated with the Manager issues the check.

Share Price

    Each Fund buys and sells its shares each day at the net asset value per share. A Fund's net asset value per share is the value of a single share. It is computed by totaling the Fund's investments, cash, and other assets, subtracting its liabilities, then dividing the result by the number of shares outstanding. The net asset value of each Fund is computed daily at the close of regular session trading on the New York Stock Exchange ("NYSE"). The close of trading is usually 3:00 p.m. Central time. Shares will not be priced on days when the NYSE is closed.

    Fund securities and assets are valued chiefly by quotations from the primary market in which they are traded. If quotations are not readily available, they are valued by a method that the Board of Trustees of the Fund believes reflects a fair value.

    Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. With respect to foreign securities--traded primarily on foreign exchanges--a Fund's share price may change on days when the Fund is not open for purchase or sale.

                           HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------


    You may redeem shares of any of the Funds by sending a written request, by telephone, by fax, by using our systematic withdrawal program, or by exchanging into another Fund. Retirement plan participants should refer to documents provided by their plan sponsor or plan administrator for information on how to redeem Fund shares.


    By Written Request. You may redeem all or any portion of your shares by sending a written request to:

State Farm Mutual Funds
P.O. Box 219548
Kansas City, Missouri, 64121-9548

    Your redemption request must clearly identify the exact name(s) in which your account is registered, your account number, the Fund name and the number of shares or dollar amount you wish to redeem.

    If you have any stock certificates representing the shares to be redeemed, you must return them in proper form for cancellation, along with your redemption request. For your protection, you should send your stock certificates by certified mail, return receipt requested.

    All shareowners of record must sign the redemption request, including each joint holder of a joint account. The Fund reserves the right to require further documentation in order to verify the authority of the person seeking to redeem.

    If you request a redemption of more than $100,000, your signature, and the signatures of any joint owners of your account, must be guaranteed as described under "Signature Guarantee."


    If you give specific instructions in your written redemption request, and your signature is guaranteed as described under "Signature Guarantee," you may have the proceeds sent to another payee or to an address other than the address of record.




    By Telephone Redemption. The Telephone Redemption Privilege is automatically established for you unless you decline this privilege on the Application. With the Telephone Redemption Privilege, you can redeem shares by calling 1-800-447-0740. You may redeem shares by telephone up to and including $100,000 if the proceeds are to be sent to the address of record, or you may redeem up to the entire value of your account if the proceeds are to be electronically transferred to a pre-designated bank account.

    You cannot redeem shares by telephone if you hold stock certificates for those shares. If you currently do not have the Telephone Redemption Privilege but would like to sign up for this privilege, you may complete an Investors Account Services Form. Your signature on the Investors Account Services Form must be guaranteed (see "Signature Guarantee"). Further documentation may be required from corporations, partnerships, trusts and other entities.

    During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should consider sending in your request by letter or by fax.

    Although the Application or the Investors Account Services Form authorize the Funds and the Manager to record all telephone instructions, the Funds may not honor telephone instructions unless permission to record is confirmed by the caller.

    The Telephone Redemption Privilege authorizes the Manager to act upon an instruction by telephone to redeem shares from any account for which the Telephone Redemption Privilege applies. The Manager and the Funds will employ reasonable procedures, including recording telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephone instructions are genuine. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager and their respective officers, directors, trustees, employees and agents will not be liable for acting upon instructions given under the authorization when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone redemption transaction. To reduce that risk, proceeds of telephone redemptions will be sent only by check payable to the shareowner of record to the shareowner's address of record or electronically transferred to a pre-designated bank account.

    By Fax. You can also request a redemption by faxing your request to the Manager at (816) 471-4832. You may request a redemption by fax of up to and including $100,000 if the proceeds are to be sent to the address of record, or you can redeem up to the entire value of your account if the proceeds are to be electronically transferred to a pre-designated bank account.

    A redemption request sent by fax must clearly identify the exact name(s) in which the account is registered, the account number, the Fund name and the number of shares or dollar amount to be redeemed, and must include the signature(s) of the registered shareowner(s). You cannot redeem shares by fax if you hold stock certificates for those shares.


    Systematic Withdrawal Program. You may have a specified dollar amount greater than $100 withdrawn from your account, payable to you or to another designated payee on a monthly, quarterly or annual basis. You designate the day during the chosen period that you would like the shares to be redeemed. If the day selected for your systematic withdrawal plan falls on a non-business day, the transaction will be processed on the previous business day. For example, if you choose to have your withdrawal on the 10/th/ of each month and the 10/th/ falls on a Saturday during a particular month, the transaction will be processed on the 9/th/.



    To redeem shares through a systematic withdrawal plan, you need to complete an Investors Account Services Form for shares held in a taxable account or an IRA Systematic Withdrawal Plan Form for shares held in a tax-qualified account. Once you have established redemptions through a systematic withdrawal plan, you can change the amount, the frequency, or the payment date of the systematic withdrawal by calling 1-800-447-0740, if you have Telephone Redemption Privileges.


    You will not be permitted to purchase shares by payroll deduction if you are participating in the systematic withdrawal program. The Funds reserve the right to amend the systematic withdrawal program on 30 days' notice. The program may be terminated at any time by a shareowner or by a Fund. For more information contact the Manager at the address shown below.

General Redemption Policies:

.. Each Fund will redeem shares at the Fund's net asset value next determined after receipt by the Fund of a proper request for redemption.


.. The Fund generally will redeem shares in cash (by check or electronic transfer). Redemptions of more than $500,000 during any 90-day period by one shareowner will normally be paid in cash, but may be paid in whole or in part by a distribution in kind of securities. If a redemption is paid in kind, the redeeming shareowner may incur brokerage fees in selling the securities received.


.. Payment for shares redeemed will be mailed to the shareholder(s) address of record or electronically transferred to the shareholder's pre-designated bank account within seven days after the Fund receives a redemption request, either in writing, by facsimile, or by telephone, in proper form (including stock certificates, if any). However, if the Fund is requested to redeem shares within several days after they have been purchased, the Fund may delay sending the redemption proceeds until it can verify that payment of the purchase price for the shares has been, or will be, collected, which may take up to 15 days from the date of purchase.

.. You may change your address of record by calling 1-800-447-0740, or by sending a written request to the Manager. If you request an address change by telephone, redemption proceeds will be sent to the former address during the fifteen day period after the Manager receives your request.

.. If your redemption proceeds are paid to you by check and if you would like the check delivered via overnight mail, a fee of $15.00 will be deducted from your redemption proceeds.


.. For IRA non-systematic withdrawals, a shareowner should complete the Distribution Request Form which can be obtained by calling 1-800-447-0740. An IRA shareowner who participates in the Systematic Withdrawal Program is required to complete the IRA Systematic Withdrawal Plan Form.


.. If you request, redemption proceeds will be sent electronically to your pre-designated bank account. The electronic transfer will be completed either through the ACH method or through the wire transfer method, whichever you choose. With the ACH method, the redemption proceeds will usually be deposited in your pre-designated bank account within one or two days after the processing of the redemption request. With the wire transfer method, the redemption proceeds will usually be deposited in your pre-designated bank account on the next business day after receipt of the redemption request. If you choose electronic deposit of your proceeds using the wire transfer method, the Manager will charge you a $15.00 fee, and this fee will be subtracted from your redemption proceeds. There currently is no charge for electronic transfer of redemption proceeds using the ACH method. Your bank may charge additional fees for electronic transfers you initiate. The wire transfer method is not available to shareowners participating in the systematic withdrawal program. To change the bank or account designated to receive your redemption proceeds, send a written request (not by fax) signed by each shareowner with each signature guaranteed as described in this prospectus under "Signature Guarantee" to:

State Farm Mutual Funds
P.O. Box 219548
Kansas City, Missouri 64121-9548

If the registered owner(s) of the new bank account is/are the same as the registered owner(s) of the former bank account, no signature guarantee is necessary.

.. Each Fund may suspend the right of redemption or postpone a redemption payment more than seven days during any period when (a) the NYSE is closed for other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) an emergency exists making disposal of securities owned by the Fund or valuation of its assets not reasonably practicable, or
  (d) the Securities and Exchange Commission has by order permitted such suspension for the protection of shareowners of the Fund; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether any condition prescribed in (b) through (d) exists.

Signature Guarantee

    A signature guarantee is a written representation, signed by an officer or authorized employee of the guarantor, that the signature of the shareowner is genuine. The guarantor must be an institution authorized to guarantee signatures by applicable state law. Such institutions include banks, broker-dealers, savings and loan associations and credit unions. A notary public cannot provide a signature guarantee.

    The signature guarantee must appear, together with the signature of each registered owner, either:

.. on the written request for redemption that exceeds $100,000, which clearly identifies the exact name(s) in which the account is registered, the account number, the Fund name and the number of shares or the dollar amount to be redeemed;

.. on a separate "stock power," an instrument of assignment which should specify the total number of shares to be redeemed (this stock power may be obtained from most banks and stockbrokers);

.. on the back of each stock certificate tendered for redemption;

.. if you request that a redemption check be made payable to anyone other than the shareholders(s) of record;

.. if you request that a redemption check be mailed to an address other than the address of record; or

.. on the Investors Account Services Form used to establish Telephone
  Investment, Redemption and/or Exchange Privilege(s), and on the Investor Account Services Form used to change the pre-designated bank account into which redemption proceeds may be deposited. If pre-designated bank account information is changed but the registered owner(s) of the bank account remains the same, no signature guarantee will be required.

                            TAX-QUALIFIED ACCOUNTS
--------------------------------------------------------------------------------


    Tax-qualified accounts allow individuals to shelter investment income and capital gains from current taxes. Contributions to these accounts may be tax-deductible.



.. Traditional IRAs allow most individuals under 70 1/2 years of age with taxable compensation to contribute up to $3,000 per year ($6,000 for most married couples) for tax years 2002 through 2004. If your spouse has less than $3,000 in taxable compensation, he or she may still contribute up to $3,000 to an IRA, as long as you and your spouse's combined taxable compensation is at least $6,000. Individuals who are age 50 or older by the end of the calendar year are permitted to make an additional $500 "catch-up" contribution for tax years 2002 through 2005. Your contribution may be deductible for federal income tax purposes based on your income, filing status, and participation in an employer maintained plan. The amount you can contribute to a Traditional IRA in any year is reduced by the amount you contribute to a Roth IRA, and vice versa.





.. Roth IRAs allow single taxpayers with adjusted gross income up to $95,000 per year, and married couples with adjusted gross income up to $150,000 per year, to contribute up to $3,000 per person per year. Contributions to Roth IRAs are not deductible for federal income tax purposes and earnings are not subject to federal income taxes upon withdrawal if the Roth IRA has been held at least five years and you: (1) have attained age 59 1/2, (2) have become disabled, (3) have become deceased, or (4) use the proceeds (up to $10,000) to purchase a first home. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a Traditional IRA, and vice versa. Individuals who are age 50 or older by the end of the calendar year are permitted to make an additional $500 "catch-up" contribution for tax years 2002 through 2005.






.. Simplified Employee Pension Plan (SEP IRA)--A SEP IRA allows an employer to make tax-deductible contributions for the benefit of employees. For 2002, employer-funded contribution amounts can be up to the lesser of 25% of the first $200,000 of compensation for eligible employees or $40,000. Self-employed persons are treated both as employees and employers for contribution purposes and there are no limits on the number of employees eligible to participate in a SEP IRA. Participating employees may also make annual Traditional IRA contributions to their SEP IRA. Refer to the Traditional IRA section above for the Traditional IRA contribution limits.



.. Savings Incentive Match Plan for Employees (SIMPLE IRA)--SIMPLE IRAs are available for employers with 100 or fewer employees. This plan allows eligible employees to contribute up to the lesser of $7,000 or 100% of compensation to the plan via a salary reduction agreement. Eligible employees who are age 50 or older by the end of 2002 may be permitted to make an additional $500 "catch-up" contribution. Employers must either match their employees' contributions (up to 3% of compensation) or make a non-elective contribution of 2% of compensation to all eligible employees. Self-employed persons are treated both as employees and employers for contribution purposes.



.. Prototype Safe Harbor 401(k) Plan--A 401(k) plan is a retirement plan that allows eligible employees to contribute up to the lesser of $11,000 or 100% of compensation to the plan via a salary reduction agreement. Eligible employees who are age 50 or older by the end of 2002 may be permitted to make an additional $1,000 "catch-up" contribution. Employers must either match their employees' contributions (up to 6% of compensation) or make a non-elective contribution of 3% of compensation to all eligible employees. In addition, the employer may make a profit sharing contribution to all eligible employees. Self-employed persons are treated both as employees and employers for contribution purposes, and there are no limits on the number of employees eligible to participate in a Prototype Safe Harbor 401(k) Plan. State Farm's plan is called "Safe Harbor" because its provisions eliminate the requirement for extensive non-discrimination testing.



.. Other retirement plans--You may also use a Fund for corporate or self-employed retirement plans. The plan trustee must establish the appropriate account; the Funds do not offer prototypes of these plans. The trust or plan must be established before you can open an account. Please include the date that the trust or plan was established on the application.



.. Coverdell Education Savings Accounts allow individuals, subject to certain income limitations, to contribute up to $2,000 annually for a child under the age of 18. Although contributions to a Coverdell Education Savings Account are not deductible for federal income tax purposes, the proceeds are generally not taxable provided withdrawals are used to pay for qualified education expenses. Single taxpayers with adjusted gross income up to $95,000 per year, and married couples with adjusted gross income up to $190,000 are allowed to contribute $2,000 annually for a child under the age of 18 to a Coverdell Education Savings Account.



.. Archer Medical Savings Account (MSA)--If you (or your spouse) work for a small employer (generally 50 or fewer employees) or are self-employed and are covered by an individual or family high deductible health plan (HDHP), you may be able to contribute up to 65% (individual coverage) or 75% (family coverage) of your HDHP deductible to cover eligible medical expenses. Contributions and earnings (if any) remain in your Archer MSA from year to year until you use them. Contributions are generally deductible for federal income tax purposes even if you do not itemize on your Form 1040. Withdrawals are not subject to federal income taxes if used to pay for qualified medical expenses. After age 65, your withdrawals are generally subject to federal income taxes at your normal income tax rate if not used for qualified medical expenses.



    The above is just a summary of the types of retirement accounts available. When we send your retirement-account application, we will include the applicable retirement plan materials.



    For more information about the tax advantages and consequences of investing in any of these plans and any state law limitations applicable to these plans, please consult your tax adviser.

                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


    State Farm Investment Management Corp., Three State Farm Plaza, Bloomington, Illinois 61791-0001, is the investment adviser to the Funds and manages each Fund's business and affairs, subject to the overall supervision of the Board of Trustees. Since 1967, the Manager's sole business has been to act as investment adviser, transfer agent and dividend disbursing agent for the Funds and for other mutual funds in the State Farm family of mutual funds. The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company. From 1967-2000, the Manager also served as principal underwriter to the Funds.



    For its services, the Manager receives a fee, calculated as a percentage of each Fund's average daily net assets. For the fiscal year ended November 30, 2001, the management fees paid by the Funds were:


                           Growth Fund         0.10%
                           Balanced Fund       0.12%
                           Interim Fund        0.16%
                           Municipal Bond Fund 0.12%

    Each Fund employs a team approach to management. Each team makes advisory decisions for the Funds, subject to the oversight of the Board of the Trust.
                      DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
    Each Fund intends to distribute substantially all of its net investment income and any net capital gain realized from sales of its portfolio securities.

    Growth Fund and Balanced Fund ordinarily pay dividends semi-annually in June and December, and capital gain distributions, if any, annually in December.

    Interim Fund and Municipal Bond Fund declare dividends daily and pay them quarterly. Shares of Interim Fund and Municipal Bond Fund begin to earn dividends on the day after they are purchased. Interim Fund and Municipal Bond Fund distribute net realized capital gain, if any, annually in December.

    All dividends and capital gain distributions from a Fund are automatically reinvested in shares of that Fund on the reinvestment date, unless you have previously elected to receive dividends and distributions in cash.


    Taxes On Distributions. Distributions from each Fund, other than the Municipal Bond Fund, are generally subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions may also be taxed by the country in which you reside.



    The dividends from the Municipal Bond Fund will largely be exempt from regular federal income tax, because the Municipal Bond Fund invests primarily in municipal bonds. The dividends from the Municipal Bond Fund may be subject to state and local taxes. Municipal Bond Fund will provide you annually with state-by-state sources of its income.



    Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December of the prior year and paid in January are taxable as if you received them on December 31.

    For federal tax purposes, a Fund's income and short-term capital gain distributions are taxable to you as dividends; long-term capital gain distributions are taxable to you as long-term capital gains. The determination of a capital gain classification as short-term versus long-term depends on the length of time that the Fund held the asset it sold.

    Every January, each of your Funds will send you and the IRS a statement--called Form 1099--showing the amount of every taxable distribution you received in the previous calendar year.

    Taxes On Transactions. When you redeem shares, you will experience a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you sell them. You may be subject to tax.

    Whenever you sell shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in calculating the amount of your capital gains or losses.

    A redemption or an exchange of Fund shares is treated as a sale for federal income tax purposes. Your redemption proceeds may be more or less than your cost depending upon the net asset value at the time of the redemption and, as a result, you may realize a capital gain or loss. Gain or loss is computed on the difference between the fair market value of the shares redeemed or exchanged and their cost basis.


    Taxes For Retirement Plans.   Participants in tax-qualified retirement
plans will not be subject to federal taxes on either income dividends or capital gain distributions paid by the Funds to the plans. Instead, participants in such plans may be taxed when they begin taking distributions from their retirement plans. Depending on the type of tax- qualified retirement plan, there are various restrictions on eligibility, contributions and withdrawals. You should consult with a tax professional on the specific rules governing your own plan.


    To invest in any Fund, you must be a U.S. resident with a social security or taxpayer identification number. When you sign your account application, you must certify that your social security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with this procedure, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young, LLP, whose report, along with the Funds' financial statements, is included in the November 30, 2001 annual report. The annual report may be obtained from the Funds upon request without charge.


    Per Share Income and Capital Changes (For a share outstanding throughout each year):

                                  GROWTH FUND


                                                        2001      2000      1999     1998     1997
                                                        ----      ----      ----     ----     ----
Net asset value, beginning of year                    $  50.52     51.96     44.65    39.48    34.55

Income from Investment Operations

 Net investment income                                    0.60      0.65      0.62     0.61     0.62

 Net gain or (loss) on investments
   (both realized and unrealized)                        (5.79)    (1.21)     7.33     6.33     7.23
                                                      --------   -------   -------  -------  -------

   Total from investment operations                      (5.19)    (0.56)     7.95     6.94     7.85
                                                      --------   -------   -------  -------  -------

Less Distributions

 Net investment income                                   (0.61)    (0.65)    (0.59)   (0.64)   (0.61)

 Capital gains                                           (0.15)    (0.23)    (0.05)   (1.13)   (2.31)
                                                      --------   -------   -------  -------  -------

   Total distributions                                   (0.76)    (0.88)    (0.64)   (1.77)   (2.92)
                                                      --------   -------   -------  -------  -------

Net asset value, end of year                          $  44.57     50.52     51.96    44.65    39.48
                                                      ========   =======   =======  =======  =======
Total Return                                            (10.41%)   (1.20)%   17.93%   18.17%   24.80%

Ratios/Supplemental Data

 Net assets, end of year (millions)                   $2,536.8   2,842.7   2,786.4  2,285.5  1,821.1

 Ratio of expenses to average net assets                  0.13%     0.11%     0.12%    0.12%    0.12%

 Ratio of net investment income to average net assets     1.29%     1.16%     1.27%    1.47%    1.78%

 Portfolio turnover rate                                     5%        3%        2%       1%       6%



(a)The per share data was calculated using the weighted average shares method in 2001

                                 BALANCED FUND



                                                       2001    2000   1999   1998   1997
                                                       ----    ----   ----   ----   ----
Net asset value, beginning of year                    $51.25   52.79  49.54  46.09  42.04

Income from Investment Operations

 Net investment income                                  1.48    1.50   1.51   1.54   1.40

 Net gain or (loss) on investments
   (both realized and unrealized)                      (3.80)  (0.91)  3.23   4.14   5.45
                                                      ------   -----  -----  -----  -----
   Total from investment operations                    (2.32)   0.59   4.74   5.68   6.85
                                                      ------   -----  -----  -----  -----

Less Distributions

 Net investment income                                 (1.47)  (1.56) (1.47) (1.54) (1.47)

 Capital gains                                          0.00   (0.57) (0.02) (0.69) (1.33)
                                                      ------   -----  -----  -----  -----

   Total distributions                                 (1.47)  (2.13) (1.49) (2.23) (2.80)
                                                      ------   -----  -----  -----  -----
Net asset value, end of year                          $47.46   51.25  52.79  49.54  46.09
                                                      ======   =====  =====  =====  =====

Total Return                                           (4.63%)  0.97%  9.72% 12.72% 17.33%

Ratios/Supplemental Data

 Net assets, end of year (millions)                   $887.8   945.8  990.7  893.2  762.3

 Ratio of expenses to average net assets                0.14%   0.13%  0.13%  0.14%  0.14%

 Ratio of net investment income to average net assets   3.05%   2.74%  2.96%  3.34%  3.42%

 Portfolio turnover rate                                   9%      5%     5%     2%     6%


(a)The per share data was calculated using the weighted average shares method in 2001

                                 INTERIM FUND



                                                       2001   2000   1999   1998   1997
                                                       ----   ----   ----   ----   ----
Net asset value, beginning of year                    $ 9.55   9.47   9.98   9.85   9.98

Income from Investment Operations
 Net investment income                                  0.56   0.63   0.64   0.68   0.69
 Net gain or (loss) on investments
   (both realized and unrealized)                       0.35   0.08  (0.51)  0.13  (0.13)
                                                      ------  -----  -----  -----  -----
   Total from investment operations                     0.91   0.71   0.13   0.81   0.56
                                                      ------  -----  -----  -----  -----
Less Distributions
 Net investment income                                 (0.56) (0.63) (0.64) (0.68) (0.69)
                                                      ------  -----  -----  -----  -----
   Total distributions                                 (0.56) (0.63) (0.64) (0.68) (0.69)
                                                      ------  -----  -----  -----  -----
Net asset value, end of year                          $ 9.90   9.55   9.47   9.98   9.85
                                                      ======  =====  =====  =====  =====

Total Return                                            9.73%  7.70%  1.35%  8.31%  5.87%

Ratios/Supplemental Data

 Net assets, end of year (millions)                   $172.8  114.4  151.6  154.1  112.8

 Ratio of expenses to average net assets                0.20%  0.20%  0.20%  0.21%  0.22%

 Ratio of net investment income to average net assets   5.67%  6.66%  6.63%  6.80%  7.03%

 Portfolio turnover rate                                  17%    12%    12%    14%    15%

                              MUNICIPAL BOND FUND



                                                       2001   2000   1999   1998   1997
                                                       ----   ----   ----   ----   ----
Net asset value, beginning of year                    $ 8.24   8.12   8.55   8.43   8.44

Income from Investment Operations
 Net investment income                                  0.41   0.42   0.43   0.45   0.47

 Net gain or (loss) on investments
   (both realized and unrealized)                       0.27   0.12  (0.43)  0.12  (0.01)
                                                      ------  -----  -----  -----  -----

   Total from investment operations                     0.68   0.54     --   0.57   0.46
                                                      ------  -----  -----  -----  -----

Less Distributions

 Net investment income                                 (0.41) (0.42) (0.43) (0.45) (0.47)

 Capital gain(a)                                          --     --     --     --     --
                                                      ------  -----  -----  -----  -----

   Total distributions                                 (0.41) (0.42) (0.43) (0.45) (0.47)
                                                      ------  -----  -----  -----  -----

Net asset value, end of year                          $ 8.51   8.24   8.12   8.55   8.43
                                                      ======  =====  =====  =====  =====

Total Return                                            8.39%  6.87%  0.04%  6.82%  5.68%

Ratios/Supplemental Data

 Net assets, end of year (millions)                   $387.8  352.5  358.6  363.1  336.4

 Ratio of expenses to average net assets                0.16%  0.15%  0.16%  0.15%  0.15%

 Ratio of net investment income to average net assets   4.84%  5.23%  5.20%  5.29%  5.61%

 Portfolio turnover rate                                   6%     7%    10%     6%     6%





(a)Distributions representing less than $.01 per share were made in 1997.

    We reduce the number of duplicate prospectuses, annual and semi-annual reports, and proxy statements you receive by sending only one copy to each of those addresses shared by two or more accounts. Call us at 1-800-447-0740 to request individual copies of these documents. We will begin sending you individual copies thirty days after receiving your request.

    You can obtain more information about the Trust's investments and performance in its semiannual and annual reports to shareowners. That report discusses the market conditions and investment strategies that significantly affected each Fund's performance during their last fiscal year.


    You may wish to read the Statement of Additional Information (SAI) for more information about the Funds. A current SAI has been filed with the SEC and is incorporated in this prospectus by reference.


    You can obtain free copies of the Trust's semiannual and annual report and the SAI, request other information, and discuss your questions about the Funds by writing or calling:

                            State Farm Mutual Funds
                            Three State Farm Plaza
                       Bloomington, Illinois 61791-0001
                                 309-766-2029
                                 800-447-0740

    Text-only versions of all Trust documents can be viewed online or downloaded from the SEC at http://www.sec.gov. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Copies of this information may be obtained, after paying a duplicating fee, by sending your request to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by electronic mail request at the following e-mail address: publicinfo@sec.gov.

State Farm Associates' Funds Trust        811-1519

                               State Farm Mutual Funds
                             Three State Farm Plaza, R-4
                             Bloomington, IL 61791-0001
                            FORWARDING SERVICE REQUESTED









           190-4063.4-CH


                                   Presorted
                                   Standard
                                 U.S. Postage
                                     Paid
                                  Permit 439
                                 Elk Grove, IL

                       STATE FARM ASSOCIATES' FUNDS TRUST

                             STATE FARM GROWTH FUND
                            STATE FARM BALANCED FUND
                             STATE FARM INTERIM FUND
                         STATE FARM MUNICIPAL BOND FUND

            THREE STATE FARM PLAZA, BLOOMINGTON, ILLINOIS 61791-0001
                     (309) 766-2029     (800) 447-0740

              STATEMENT OF ADDITIONAL INFORMATION -- APRIL 1, 2002

================================================================================

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the prospectus of State Farm Associates' Funds Trust dated April 1, 2002. The prospectus contains information you should know before investing in a Fund, and may be obtained without charge by contacting the Trust at the address or telephone numbers shown above. The audited financial statements for the Trust for the period end November 30, 2001 are incorporated into this SAI by reference from the Trust's annual report to shareholders. You may obtain a copy of the annual report, without charge, by calling the toll-free number listed above.

                                TABLE OF CONTENTS


                                                                            PAGE
DEFINITIONS ................................................................. 2
INFORMATION ABOUT THE FUNDS ................................................. 2
INVESTMENT TECHNIQUES AND RISKS ............................................. 2
INVESTMENT POLICIES AND RESTRICTIONS ........................................ 8
PURCHASE AND REDEMPTION OF FUND SHARES ......................................11
INVESTMENT ADVISORY AND OTHER SERVICES ......................................13
MANAGEMENT SERVICES AGREEMENT ...............................................13
SERVICE AGREEMENT ...........................................................14
DISTRIBUTION AGREEMENT ......................................................15
TRANSFER AGENT AGREEMENT ....................................................15
PERFORMANCE INFORMATION .....................................................15
PORTFOLIO TRANSACTIONS ......................................................17
ADDITIONAL TAX CONSIDERATIONS ...............................................18
TRUSTEES AND OFFICERS .......................................................19
GENERAL INFORMATION .........................................................22
DESCRIPTION OF BOND RATINGS .................................................23
RATINGS BY MOODY'S ..........................................................24
S&P RATINGS .................................................................25
FINANCIAL STATEMENTS ........................................................28


                                            DEFINITIONS
"Trust"                                   State Farm Associates' Funds Trust
"Fund" or collectively, the "Funds"       State Farm Growth Fund, State Farm Balanced Fund
                                          State Farm Interim Fund, State Farm Municipal Bond Fund
"Growth Fund"                             State Farm Growth Fund
"Balanced Fund"                           State Farm Balanced Fund
"Interim Fund"                            State Farm Interim Fund
"Municipal Bond Fund"                     State Farm Municipal Bond Fund
"Manager"                                 State Farm Investment Management Corp.
"1940 Act"                                Investment Company Act of 1940
"Management Corp."                        State Farm VP Management Corp.
"Auto Company"                            State Farm Mutual Automobile Insurance Company

                    INFORMATION ABOUT THE TRUST AND THE FUNDS

      The Trust is a Delaware business trust organized on January 5, 2001 as successor to State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc., and State Farm Municipal Bond Fund, Inc., each of which became a series of the Trust. The Trust consists of four separate funds, each of which has its own investment objective, investment policies, restrictions and risks. The Trust issues a separate series of shares of beneficial interest for each Fund representing fractional undivided interests in that Fund. By investing in a Fund, you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, you share pro-rata in any losses of that Fund. Each Fund is "diversified" as that term is defined in the 1940 Act.

                         INVESTMENT TECHNIQUES AND RISKS

EQUITY SECURITIES

      Growth Fund and Balanced Fund invest in common stocks, which represent an equity interest (ownership) in a corporation. This ownership interest often gives the Funds the right to vote on measures affecting the company's organization and operations. The Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks. Over time, common stocks have historically provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more. The Funds may not be suitable investments if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.

FOREIGN SECURITIES

      Each of Growth Fund and Balanced Fund may invest up to 25% of its assets in foreign securities not publicly traded in the United States. The Funds' investments in foreign securities may include American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs) or

Global Depositary Receipts (GDRs). ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in sponsored or unsponsored ADRs, EDRs or GDRs. In the case of an unsponsored depositary receipt, a Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareowner communications than it would have with a sponsored depositary receipt. Neither Fund intends to invest more than 5% of its net assets in unsponsored depositary receipts.

      With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

      Shareowners should understand and consider carefully the risks involved in foreign investing. Investments in foreign securities are generally denominated in foreign currencies and involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back into the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

      Although Growth Fund and Balanced Fund try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

      EUROPEAN CURRENCY UNIFICATION. Effective January 1, 1999, twelve of the fifteen member countries of the European Union adopted a single European currency, the euro. The countries participating in the Economic and Monetary Union ("EMU") are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The three European Union countries not currently participating in the EMU are Great Britain, Denmark and Sweden. A new European Central Bank manages the monetary policy of the new unified region, and the exchange rates among the EMU member countries are permanently fixed. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

      This change is likely to significantly impact the European capital markets in which Growth Fund and Balanced Fund may invest their assets. The euro conversion could have potential adverse effects on the Funds' ability to value their portfolio holdings in foreign securities, and could increase the costs associated with the Funds' operations. The Manager is working with the providers of services to the Funds in the areas of clearance and settlement of trades in an effort to avoid any material impact on the Funds due to the euro conversion; there can be no assurance, however, that the steps taken by the Manager will be sufficient to avoid any adverse impact on the Funds.

DEBT SECURITIES

      In pursuing its investment objective, a Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.


      Growth Fund may invest in fixed income investments such as United States government obligations, investment grade bonds and preferred stocks. Balanced Fund invests in fixed income securities that are "investment grade" - that is, within the four highest grades assigned by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or, if unrated, deemed to be of comparable quality by the Manager. Interim Fund usually invests in U.S. government securities, but may also invest in corporate debt securities rated in one of the three highest grades by S&P or Moody's or, if unrated, considered by the Manager to be of comparable quality. Municipal Bond Fund invests at least 70% of its total assets in municipal bonds rated in one of the three highest grades by Moody's or S&P, and may invest up to 30% of its total assets in bonds that are unrated or rated less than A. If the rating of a security held by the Fund is lost or reduced, the Fund is not required to sell the security, but the Manager will consider that fact in determining whether the Fund should continue to hold the security.


See "Description of Bond Ratings."

      Debt securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. Securities that are rated below investment grade (that is, BB or lower) are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

CONVERTIBLE SECURITIES

      Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

      The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its "investment value." The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

      By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Manager will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by a Fund are frequently rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet the Manager's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Manager's own investment research and analysis tends to be more important in the purchase of such securities than other factors.

MUNICIPAL BONDS

      Municipal Bond Fund invests primarily in a diversified selection of municipal bonds (as defined in the prospectus) with maturities of one to seventeen years, although issues with longer maturities may be purchased from time to time. A majority of the Fund's investments will usually be in issues with maturities longer than five years. There can be no assurance that current income will be sufficient to offset decreases in the net asset value per share that will result if prevailing interest rates rise in relation to the rates of interest on municipal bonds in the Fund's portfolio.

      Assets not invested in municipal bonds will be held in cash or invested in money market securities and U.S. treasury securities. Money market securities include short-term obligations of the U.S. government and its agencies and instrumentalities and other money market instruments such as domestic bank certificates of deposit, bankers' acceptances and corporate commercial paper rated in the highest grade. From time to time more than 20% of the Fund's assets may be invested in money market securities or held as cash for defensive reasons in anticipation of a decline in the market values of debt securities, or pending the investment of proceeds from the sale of Fund shares or from the sale of portfolio securities, or in order to have highly liquid securities available to meet possible redemptions.

      The obligations of municipal bond issuers are subject to the laws of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time of payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal and interest on its municipal obligations may be materially affected.

DEFENSIVE INVESTMENTS

      Under normal conditions, each Fund is substantially fully invested, although each Fund may invest without limit in corporate or government obligations or hold cash or cash equivalents if the Manager determines that a temporary defensive position is advisable. During those periods, a Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

REPURCHASE AGREEMENTS

      Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers the Manager believes present minimum credit risks in accordance with guidelines approved by the Board of Trustees. The Manager will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, the Manager's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

      A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on a Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral. None of the Funds intends to invest more than 5% of its total assets in repurchase agreements.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES; REVERSE REPURCHASE AGREEMENTS

      A Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Manager deems it advisable for investment reasons.

      A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

      At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase NAV fluctuation. None of the Funds has any present intention of investing more than 5% of its total assets in reverse repurchase agreements.

PORTFOLIO TURNOVER

      None of the Funds intends to invest with the objective of obtaining short-term trading profits. Accordingly, neither Growth Fund nor Balanced Fund expect that its annual portfolio turnover rate will be higher than 50%. A 50% turnover rate might occur, for example, if securities representing half of the average value of the Fund's portfolio were replaced in a period of one year.

      Interim Fund expects that its annual portfolio turnover rate will usually be less than 100%, but the rate of turnover will not be a limiting factor when the Manager considers it advisable to sell or purchase securities. The annual portfolio turnover rate would be 100%, for example, if an amount of securities equal to the average value of all portfolio securities during the year were sold and reinvested, exclusive in both cases of all securities with maturities at time of acquisition of one year or less.

      In periods of relatively stable interest rate levels, Municipal Bond Fund does not expect its annual portfolio turnover rate to exceed 50% for issues with maturities longer than one year at the time of purchase. In years of sharp fluctuations in interest rates, however, the annual portfolio turnover rate may exceed 50%. Most of the sales in the Fund's portfolio will occur when the proportion of securities owned with longer term maturities is reduced in anticipation of a bond market decline (rise in interest rates), or increased in anticipation of a bond market rise (decline in interest rates). The rate of portfolio turnover will not be a limiting factor and, accordingly, will always be incidental to transactions undertaken with the view of achieving the Fund's investment objective.

      Historical portfolio turnover rate information is set forth in the Funds' prospectus in the Financial Highlights table.

DIVERSIFICATION AND CONCENTRATION

      As diversified investment companies, it is the policy of each Fund to diversify its investments among both issuers and industries. Accordingly, no Fund will make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. Further, no Fund will invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

                      INVESTMENT POLICIES AND RESTRICTIONS

      The investment objective and certain fundamental investment policies of each Fund are described in the Funds' prospectus. The investment objective of each Fund may be changed by the Trustees without the approval of the shareholders of the Fund. However, each Fund is also subject to certain restrictions upon its investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

      GROWTH FUND AND BALANCED FUND ONLY:

(1) The Fund will not make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act;

(2)   The Fund may not lend any security or make any other loan, except through
      (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law;

(3) The Fund may not borrow money, except that, for temporary purposes: (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of borrowing; (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities;

(4) The Fund may not underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

(5) The Fund may not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

(6) The Fund may not purchase or sell commodities or commodity contracts, except that a Fund may (a) enter into futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

(7) The Fund will not invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

(8) The Fund will not issue senior securities except to the extent the activities permitted by its fundamental investment restrictions on borrowing and lending may be deemed to give rise to a senior security.

      The preceding investment restrictions have been adopted by Growth Fund and Balanced Fund and may not be changed as to a Fund without the consent of the shareowners holding a majority of the Fund's shares. A majority of the shares, as used in this Statement of Additional Information, means the vote of (i) 67% or more of the shares present and entitled to vote at a meeting, if the owners of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

      Each of Growth Fund and Balanced Fund has also adopted the following investment restrictions which, while there is no present intention to do so, may be changed without approval of the shareowners. Under these restrictions each Fund may not:

      (a) Invest more than 15% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

      (b) Invest more than 25% of the market value of its total assets (at the time of the investment) in foreign securities which are not publicly traded in the United States;

      (c) Mortgage, pledge or hypothecate in excess of 10% of its net assets (taken at market value); or

      (d) Invest in investment companies, except in accordance with the restrictions imposed by the 1940 Act.

      If a percentage restriction is not violated at the time of investment or borrowing, a change in the value of the Fund's net assets or in the outstanding securities of an issuer will not result in a violation of the restriction.

      INTERIM FUND AND MUNICIPAL BOND FUND ONLY:

      (1) The Fund will not make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act;

      (2) The Fund may not borrow money, except that, for temporary purposes:
(a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of borrowing;
(b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities;

      (3) The Fund may not lend any security or make any other loan, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law;

      (4) The Fund may not underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

      (5) The Fund will not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate;

      (6) The Fund may not purchase or sell commodities or commodity contracts, except that a Fund may (a) enter into futures, options and options on futures,
(b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

      (7) The Fund will not invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

      [For Municipal Bond Fund only] The Municipal Bond Fund may not invest in securities other than municipal securities, except that it may make temporary investments (up to 20% of its total assets under normal circumstances) in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements;

      (8) The Fund will not issue senior securities except to the extent the activities permitted by its fundamental investment restrictions on borrowing and lending may be deemed to give rise to a senior security.

      For purposes of restriction number 7 above, Interim Fund and Municipal Bond Fund may invest 25% or more of the value of its total assets in money market instruments, including certificates of deposit, commercial paper, treasury bills or banker's acceptances of U.S. commercial banks when higher than normal redemptions are expected or it is anticipated that interest rates will increase in the future. In addition, Municipal Bond Fund may invest 25% or more of the value of its total assets in such investments in order to take a temporary defensive position in response to adverse market, economic, political or other conditions.

      Each of Interim Fund and Municipal Bond Fund has also adopted the following investment restriction which, while there is no present intention to do so, may be changed without approval of the shareowners. Under this restriction each Fund may not:

      (a) Invest in investment companies, except in accordance with the restrictions imposed by the 1940 Act.

      If a percentage restriction is not violated at the time of investment or borrowing, a change in the value of the Fund's net assets or in the outstanding securities of an issuer will not result in a violation of the restriction.

      The preceding investment restrictions have been adopted by Interim Fund and Municipal Bond Fund and may not be changed as to a Fund without the consent of the shareowners holding a majority of the Fund's shares. A majority of the shares, as used in this Statement of Additional Information, means the vote of
(i) 67% or more of the shares present and entitled to vote at a meeting, if the owners of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less.

                     PURCHASE AND REDEMPTION OF FUND SHARES

      Purchases and redemptions of Fund shares are discussed fully in the prospectus under the headings "How to Buy Fund Shares" and "How to Redeem Fund Shares." Determination of net asset value is set forth in the prospectus under the heading "How to Buy Fund Shares - Share Price."


     Share purchase and redemption orders will be priced at a Fund's net asset value ("NAV") next computed after the purchase or redemption instructions are received in good order by the Fund's transfer agent. The net asset value of each of the Funds is determined as of the time of the close of regular session trading on the New York Stock Exchange ("NYSE"), (currently at 3:00 p.m., Central time) on each day when the NYSE is open. The NYSE is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The net asset value per share of each Fund is computed by dividing the difference between the value of the Fund's assets and liabilities by the number of shares outstanding. Interest earned on portfolio securities and expenses, including fees payable to the Manager, are accrued daily.

      Computation of NAV (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable, or (d) the SEC has by order permitted such suspension for the protection of shareowners of the Fund.


      Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market. In the absence of any National Market sales on that day, equity securities are valued at the last reported bid price.

      Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities.


      If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at fair value as determined by one or more independent pricing services (each, a "Service").
A Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. A Service's procedures are reviewed by the officers of each Fund under the general supervision of the Board of Trustees.


      Debt instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Board of Trustees believes the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Board of Trustees as in the case of securities having a maturity of more than 60 days.


      Trading in the foreign securities of a Fund's portfolio may take place in various foreign markets at certain times and on certain days (such as Saturday) when the NYSE is not open for business and the Funds do not calculate their NAVs. Conversely, trading in a Fund's foreign securities may not occur at times and on days when the NYSE is open. Because of the different trading hours in various foreign markets, the calculation of NAV does not take place contemporaneously with the determinations of the prices of many of the foreign securities in a Fund's portfolio. Those timing differences may have a significant effect on a Fund's NAV.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Trust has an Investment Advisory and Management Services Agreement and a Transfer Agent Agreement with the Manager. The Trust also has entered into a Distribution Agreement with Management Corp., an affiliate of the Manager. The Investment Advisory and Management Services Agreement and the Distribution Agreement may be continued beyond their current terms only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust and, in either case, by vote of a majority of the Trustees who are not interested persons of any party to such agreement, except in their capacity as Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     In considering the approval of the Investment Advisory and Management Services Agreement, the Board considered multiple factors. First, the Board of Trustees considered the quality of the advisory services provided by the Manager to the Funds. The Manager regularly provides analyses to the Board of Trustees with respect to how each Fund is performing relative to specified indices and relative to other funds with similar investment objectives. The Board of Trustees considered the profitability of the Investment Advisory and Management Services Agreement to the Manager, including the low fees the Manager charges the Funds. The Board of Trustees also considered the level of advisory fees charged by the Manager to the Trust compared to what other investment advisers charge other similar investment companies and concluded that the level of fees was appropriate.

     Relying on the factors discussed above, the Board of Trustees of the Trust approved the Investment Advisory and Management Services Agreement at a Board meeting held in March 2001 and at a Board meeting held in March 2002.

     The Investment Advisory and Management Services Agreement and the Distribution Agreement may be terminated upon 60 days' written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party. There is a Service Agreement among the Trust, the Manager and Auto Company, and a Service Agreement among the Trust, Management Corp., and Auto Company.

     Since its inception in 1967, the Manager's sole business has been to act as investment adviser, transfer agent and dividend disbursing agent for the State Farm Mutual Funds. The Manager was the Distributor for the Funds from 1967-2000. In March of 2001, Management Corp. was appointed as the Distributor of the Trust. The Manager and Management Corp. are wholly-owned by Auto Company, which is an Illinois mutual insurance company.

                          MANAGEMENT SERVICES AGREEMENT

     Pursuant to the Investment Advisory and Management Services Agreement, the
Manager: (1) acts as each Fund's investment adviser; (2) manages each Fund's investments; (3) administers each Fund's business affairs; (4) provides clerical personnel, suitable office space, necessary facilities and equipment and administrative services; and (5) permits its officers and employees to serve as trustees, officers and agents of the Trust, without compensation from the Trust, if duly elected or appointed.



     The agreement requires the Trust to pay: (1) the fees and expenses of independent auditors, legal counsel, the custodian, the transfer agent, the registrar, the dividend disbursing agent and Trustees who are not affiliated with the Manager; and (2) the cost of preparing and distributing reports, notices and proxy materials to shareowners, brokerage commissions, interest, taxes, federal and state securities registration fees and membership dues in the Investment Company Institute or any similar organization. The Manager is required to pay all other Fund expenses.


     As compensation for the services and facilities furnished, each Fund pays a management fee (computed on a daily basis and paid quarterly) at the annual rates shown below:

     GROWTH FUND AND BALANCED FUND:

                        AVERAGE DAILY NET ASSETS                    RATE OF FEE
                        First $100 million                             0.20%

                        $100 million to $200 million                   0.15%
                        In excess of $200 million                      0.10%

     INTERIM FUND AND MUNICIPAL BOND FUND:

                        AVERAGE DAILY NET ASSETS                    RATE OF FEE
                        First $50 million                              0.20%
                        $50 million to $100 million                    0.15%
                        In excess of $100 million                      0.10%

     The management fee will be reduced, or the Manager will reimburse a Fund, by any amount necessary to prevent a Fund's total expenses (excluding taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs) from exceeding 0.40% of the average net assets of the Fund on an annual basis.

     For the fiscal years ended November 30, 2001, 2000, and 1999, the Manager earned $2,794,914, $3,177,953, and $2,740,037, respectively, for its services as investment adviser to Growth Fund. For its services to Balanced Fund, the Manager earned $1,058,609, $1,157,544, and $1,113,753, respectively; for its services to Interim Fund, the Manager earned $215,026, $200,660, and $230,126, respectively; and for its services to Municipal Bond Fund, the Manager earned $448,515, $421,888, and $442,211, respectively. Neither the Manager nor any affiliated company receives any brokerage commissions from any Fund as such business is transacted with non-affiliated broker-dealers.

     Some affiliated companies of the Manager (including Auto Company) and the other State Farm funds managed by the Manager carry on extensive investment programs. Securities considered as investments for a Fund may also be appropriate for the accounts of one or more of such companies or funds. Although investment decisions for a particular Fund are made independently from those for such other companies, securities of the same issuer may be acquired, held or disposed of by the Fund and one or more of such other companies or funds at or about the same time, if consistent with the investment objectives and policies of the respective parties. When both the Fund and one or more of such other companies or funds are concurrently engaged in the purchase or sale of the same securities, the transactions are allocated as to amount and price in accordance with trade allocation procedures adopted by the Board of Trustees of the Trust. In some cases these procedures may affect the price or amount of the securities as far as each party is concerned. It is the opinion of the Board of Trustees of the Trust, however, that the benefits available to a Fund outweigh any possible disadvantages that may arise from such concurrent transactions.

     The obligation of performance under the management agreement between the Manager and the Trust is solely that of the Manager, for which the Auto Company assumes no responsibility.

                               SERVICE AGREEMENTS

     Under the Service Agreements, Auto Company makes available to the Manager and Management Corp. the services, on a part-time basis, of employees of the Auto Company engaged in its investment operations, and also certain other personnel, services and facilities to enable the Manager and Management Corp. to perform their obligations to the Trust. The Manager and Management Corp. reimburse the Auto Company for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by the Auto Company under the Service Agreements. Accordingly, the Funds make no payment to the Auto Company under the Service Agreement.

                             DISTRIBUTION AGREEMENT


     Pursuant to a Distribution Agreement between the Trust and Management Corp., Management Corp.: (1) is the distributor of the Funds' shares; (2) acts as agent of the Trust in the continuous sale of its shares; (3) prepares and distributes literature relating to the Trust and its investment performance; (4) distributes and pays for the printing of the Trust's Prospectus provided to prospective shareowners; and (5) circulates advertising and public relations materials. These services are performed by Management Corp. at no charge to the Trust.


                            TRANSFER AGENT AGREEMENT


     The Transfer Agent Agreement between the Trust and the Manager appoints the Manager as the Trust's transfer agent and dividend disbursing agent. Under the terms of the agreement, the Manager: (1) maintains all shareowner account records; (2) prepares and mails transaction confirmations, annual records of investments and tax information statements; (3) effects transfers of Fund shares; (4) arranges for the cancellation of stock certificates; (5) prepares annual shareowner meeting lists; (6) prepares, mails and tabulates proxies; (7) mails shareowner reports; and (8) disburses dividend and capital gains distributions. These services are performed by the Manager at no charge to the Trust.


                             PERFORMANCE INFORMATION

     Each Fund provides information on its "Average Annual Total Return" in the Trust's annual reports to shareowners and in advertising and sales literature. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period. Average Annual Total Return is computed as follows:

                        P (1 + T) to the power of n = ERV

     Where:

     P = a hypothetical initial payment of $1,000.

     T = average annual total return.

     n = number of years.


     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

     Each Fund provides information on its "Average Annual Total Return (After Taxes on Distribution)" in advertising and sales literature. "Average Annual Total Return (After Taxes on Distributions)" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period, after taxes on fund distributions but not after taxes on redemptions. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. Average Annual Total Return (After Taxes on Distributions) is computed as follows:


                       P (1 + T) to the power of n = ATV\\D\\

     Where: P = a hypothetical initial payment of $1000.

            T = average annual total return (after taxes on distributions).

            n = number of years.


     ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

     Each Fund provides information on its "Average Annual Total Return (After Taxes on Distribution and Redemption)" in advertising and sales literature. "Average Annual Total Return (After Taxes on Distributions and Redemption)" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period, after taxes on fund distributions and redemptions. Average Annual Total Return (After Taxes on Distributions and Redemption) is computed as follows:

P(1 + T)/n/ = ATV\\DR\\

     Where:

     P = a hypothetical initial payment of $1,000.

     T = average annual total return (after taxes on distributions and redemption).

     n = number of years.

     ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

     Interim Fund and Municipal Bond Fund may also show their performance in the form of "yield" or "taxable equivalent yield." In accordance with a standardized method prescribed by rules of the SEC, yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                 Yield = 2 [ ( a - b + 1) to the power of 6 - 1]
                              -------
                                cd

      Where:     a = Dividends and interest earned during the period;
                 b = Expenses accrued for the period (net of reimbursements);
                 c = The average daily number of shares outstanding during the period that were entitled to receive dividends; and
                 d = The maximum offering price per share on the last day of the period.


     In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements (in conformity with generally accepted accounting principles). Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

     Taxable equivalent yield is computed by dividing that portion of the yield that is tax-exempt by the remainder of one minus the stated federal income tax rate, taking into account the deductibility of state taxes for federal income tax purposes, and adding the quotient to that portion, if any, of the yield that is not tax exempt.


     The Funds impose no sales charges and pay no distribution expenses. Performance figures quoted by a Fund are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management and operating expenses. Although information about past performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The performance of a Fund may be compared to mutual fund industry indexes or averages, such as the S&P 500 Index.



     The tables below reflect the average annual total returns (before and after taxes) for the specified periods as of November 30, 2001:

     Growth Fund              1 Year    5 Year    10 Year
     ----------------------------------------------------

     Return Before Taxes      -10.41%   9.01%     11.42%

     Return After Taxes on
     Distributions            -10.90%   7.85%     10.36%

     Return After Taxes on
     Distributions & Sale of  -6.26%    6.90%     9.22%
     Fund Shares


     Balanced Fund            1 Year    5 Year    10 Year
     ----------------------------------------------------

     Return Before Taxes      -4.63%    6.92%     9.72%

     Return After Taxes on
     Distributions            -5.72%    5.33%     8.18%

     Return After Taxes on
     Distributions & Sale of  -2.80%    4.90%     7.40%
     Fund Shares


     Interim Fund             1 Year    5 Year    10 Year
     ----------------------------------------------------

     Return Before Taxes      9.73%     6.56%     6.38%

     Return After Taxes on
     Distributions            7.69%     3.94%     3.68%

     Return After Taxes on
     Distributions & Sale of  6.24%     3.95%     3.77%
     Fund Shares


     Municipal Bond Fund      1 Year    5 Year    10 Year
     ----------------------------------------------------

     Return Before Taxes      8.39%     5.52%     6.19%

     Return After Taxes on
     Distributions            8.36%     5.47%     6.14%

     Return After Taxes on
     Distributions & Sale of  7.07%     5.43%     6.07%
     Fund Shares

The 30-day yields for Interim Fund and Municipal Bond Fund as of November 30, 2001 were as follows:

------------------------------------------------------------------------
 Interim Fund                               2.87%
------------------------------------------------------------------------
 Municipal Bond Fund                        3.71%
------------------------------------------------------------------------

      A Fund may also cite its rating, recognition or other mention by Morningstar, Inc. ("Morningstar"), Lipper, Inc. ("Lipper") or another entity. Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the Fund's return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with the Fund's three-, five- and ten-year Morningstar Rating metrics.

     The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by these independent services that monitor the performance of mutual funds. The Funds also may use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place that Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. A Fund may also compare its performance or ranking against all funds tracked by Lipper or another independent service.

                             PORTFOLIO TRANSACTIONS

     Each Fund's portfolio purchases and sales are placed by the Manager with securities brokers and dealers that the Manager believes will provide the best values to the Fund in transaction and information services. In evaluating the quality of transaction services, the dominant consideration is a broker-dealer's skill in executing transactions, of which the major determinant is the best price to the Fund (highest net proceeds of sale or lowest overall cost of purchase) rather than the lowest commission or transaction charge considered in isolation. Many of a Fund's transactions may be fairly large, and may require special attention and careful timing and handling to minimize the impact of the transactions upon market prices. The willingness of a broker-dealer to devise a trading tactic for the transaction in consultation with the Manager, to expend time and effort, to overcome difficulties and to assume risks, are characteristics of high quality execution. A broker-dealer's knowledge of particular companies, industries, regions and markets is important in the skillful trading of many securities. The Manager is convinced that the net prices obtainable in skillful executions by broker-dealers justify the payment of higher transaction costs than those charged by others. Other considerations are the breadth of the broker-dealer's financially-related services that are useful to the Fund, the reliability of its clearing, settlement and operational services, and its reputation and financial condition. Selection of a broker-dealer for a particular transaction requires a largely qualitative judgment by the Manager, including retrospective evaluation of the quality of execution of past transactions by the broker-dealers under consideration.

     A wide variety of useful investment research and analysis, economic, financial and statistical data, and other information, are available from many brokers. The Manager gives recognition to the value of such information in placing a Fund's portfolio transactions, and may cause that Fund to pay to a broker commissions that are higher than those obtainable from other brokers. Research services provided by brokers through which a Fund effects securities transactions may be used by the Manager in servicing all of its accounts, and not all of these research services may be used by the Manager in connection with the Fund that effected the securities transaction through the broker. When specific recommendations or information provided by a broker result in securities transactions by a Fund, the Manager places the transactions through that broker if the Manager believes that the broker can provide good execution.

      The Manager increasingly is using electronic communication networks (ECNs) to purchase and sell portfolio securities for the Funds. The Manager uses ECNs to trade portfolio securities when it believes that doing so will result in the best net price for a Fund.

      The Manager and the Auto Company perform extensive investment research, which is used in making investment decisions for the Funds and for other State Farm companies. The availability of additional information from a diversity of sources, some of which have in-depth knowledge of specialized subjects, and have proven insight and acumen in economic, financial, political and investment matters, may tend to reduce the Manager's costs by some indeterminable amount, but more importantly is believed to provide a quantity and range of information greater than could be generated solely within a single advisory organization, even for a larger advisory fee. Each Fund benefits from information obtained for the other Funds' transactions and for the transactions of other State Farm companies. Adequate compensation of broker-dealers for their transaction and information services is considered important to assure good execution of transactions and the continuing receipt of information in the future.

      When a Fund purchases or sells a security over-the-counter, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Manager, better price or execution can be achieved through the use of a broker.

     During the fiscal years ended November 30, 2001, 2000 and 1999, brokerage commissions paid by Growth Fund totaled $186,115, $233,803, and $140,090, respectively, and for Balanced Fund, brokerage commissions totaled $34,633, $23,916, and $46,566, respectively, in each case paid to brokers that provided research and other information to the Funds. During those same periods, neither Interim Fund nor Municipal Bond Fund paid any brokerage commissions.

                          ADDITIONAL TAX CONSIDERATIONS

      The Trust intends for each Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. Generally, the required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one year period ending November 30. Each Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

      A portion of each of Growth Fund's and Balanced Fund's ordinary dividends may be eligible for the 70% corporate dividends received deduction.

      Because capital gain distributions reduce net asset value, if you purchase shares of a Fund shortly before a record date for such a distribution you will, in effect, receive a return of a portion of your investment although the distribution will be taxable to you. This is true even if the net asset value of your shares was reduced below your cost. However, for federal income tax purposes your original cost would continue as your tax basis. Any loss recognized on the disposition of Fund shares acquired which have been held by the shareowner for six months or less will be treated as long-term capital loss to the extent the shareowner received a long-term capital gain distribution with respect to those Fund shares.

      Distributions of long-term capital gains are generally taxable to shareowners as long-term capital gains, whether received in cash or additional shares and regardless of the period of time the shares have been held. Dividends and capital gains may be taxed to shareowners at different rates. Also, the distinction between ordinary income or loss and capital gain or loss is important for certain tax purposes, such as a taxpayer's ability to offset losses against income.

      Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for federal income tax purposes. Even though borrowed funds are not directly traceable to the purchase of shares, the IRS may determine, depending on circumstances, that the indebtedness is incurred for such a purpose. Because of tax implications, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their tax advisors before purchasing shares of Municipal Bond Fund.

     Pursuant to the Tax Reform Act of 1986, interest on certain municipal obligations issued by "nonessential governmental issuers" are subject to federal income taxation for those investors subject to the alternative minimum tax. Municipal Bond Fund does not currently intend to purchase municipal obligations whose interest is a tax preference item for purposes of the alternative minimum tax. For its fiscal year ending November 30, 2001, Interim Fund has a capital loss carry-forward of $8,820,585, and $335,227 of this carry-forward will expire if there are no capital gains to offset the loss against during the fiscal year ending November 30, 2002. Municipal Bond Fund has a capital loss carry-forward for the fiscal year ending November 30, 2001, in the amount of $21,020 but no portion of this capital loss carry-forward is set to expire in fiscal year ending November 30, 2002.

                              TRUSTEES AND OFFICERS

     The Board of Trustees has overall responsibility for the conduct of the Trust's affairs. The Trust is not required to hold annual meetings of shareowners and does not intend to do so. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.

     The Board of Trustees established an "Executive Committee" that serves to act on behalf of the entire Board of Trustees during intervals between meetings of the Board of Trustees. Actions of the Executive Committee must be consistent with the Trust's Declaration of Trust, Bylaws and with applicable law. The Board of Trustees designated Edward B. Rust, Jr. and Roger S. Joslin as the members of the Executive Committee.

     The Trustees and officers of the Funds, their principal occupations for the last five years and their affiliations, if any, with the Manager and Management Corp., are listed below.

BIOGRAPHICAL INFORMATION ABOUT NON-INTERESTED TRUSTEES OF STATE FARM ASSOCIATES' FUNDS TRUST

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                          Length of                                                    Portfolios
                                             Time                                                        in Fund          Other
                          Position         Served                                                        Complex     Directorships
 Name, Address, and      Held with        and Term           Principal Occupation(s) During the         Overseen        Held by
         Age                Fund         of Office                    Past 5 Years                     by Trustee       Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas M. Mengler,       Trustee        Began              DEAN - University of Illinois College           20             None
Swanland Building                       service in         of Law; TRUSTEE - State Farm Variable
601 E. John Street                      1998 to the        Product Trust, State Farm Mutual Fund
Champaign, Illinois                     predecessor        Trust.
61820                                   of the Trust
Age 48                                  and serves
                                        until successor
                                        is elected or
                                        appointed.
------------------------------------------------------------------------------------------------------------------------------------
James A. Shirk,          Trustee        Began              DIRECTOR and PRESIDENT - Beer                    20             None
103 North Robinson                      service in         Nuts, Inc. (manufacturer of snack foods);
Bloomington, Illinois                   1987 to the        TRUSTEE - State Farm Variable Product
61701                                   predecessor        Trust, State Farm Mutual Fund Trust.
Age 58                                  of the Trust
                                        and serves
                                        until successor
                                        is elected or
                                        appointed.
------------------------------------------------------------------------------------------------------------------------------------
Victor J. Boschini,      Trustee        Began              PRESIDENT (since 1999) and VICE                  20             None
1000 Gregory St.,                       service in         PRESIDENT (1997-1999) - Illinois State
Normal, Illinois                        2001 and           University; ASSOCIATE PROVOST (1990-1997) -
61761                                   serves until       Butler University; TRUSTEE - State Farm
Age 45                                  successor is       Variable Product Trust, State Farm Mutual
                                        elected or         Fund Trust.
                                        appointed.
------------------------------------------------------------------------------------------------------------------------------------
David L. Vance,          Trustee        Began              PRESIDENT (since 2000) - Caterpillar             20             None
100 N.E. Adams St.                      service in         University; CHIEF ECONOMIST AND MANAGER
Peoria, Illinois                        2001 and           of the Business Intelligence Group,
61629                                   serves until       (since 1994) - Caterpillar, Inc.;
Age 50                                  successor is       TRUSTEE - State Farm Variable Product
                                        elected or         Trust, State Farm Mutual Fund Trust.
                                        appointed.
------------------------------------------------------------------------------------------------------------------------------------
Donald A. Altorfer,      Trustee        Began              CHAIRMAN (since 1998) - Altorfer, Inc.           20             None
4200 Rodger Street                      service in         (dealer in heavy machinery and
Springfield, Illinois                   2001 and           equipment); PRESIDENT (1981-1998) -
62703                                   serves until       Capitol Machinery Company; TRUSTEE -
Age 58                                  successor is       State Farm Variable Product Trust, State
                                        elected or         Farm Mutual Fund Trust.
                                        appointed.
------------------------------------------------------------------------------------------------------------------------------------


BIOGRAPHICAL INFORMATION ABOUT INTERESTED TRUSTEES OF STAT   E FARM ASSOCIATES'
FUNDS TRUST


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Number of
                                          Length of                                                     Portfolios
                                             Time                                                        in Fund          Other
                          Position         Served                                                        Complex     Directorships
 Name, Address, and      Held with        and Term           Principal Occupation(s) During the          Overseen        Held by
         Age                Fund          of Office                    Past 5 Years                     by Trustee       Trustee
------------------------------------------------------------------------------------------------------------------------------------
Edward B. Rust, Jr.*,    Trustee and    Began              CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE           20       DIRECTOR-
One State Farm Plaza,    President      service in         OFFICER, and DIRECTOR - State Farm                        McGraw-Hill
Bloomington, Illinois                   1991 to the        Mutual Automobile Insurance Company;                      Corporation
61710                                   predecessor        PRESIDENT and DIRECTOR - State Farm VP
Age 51                                  of the Trust       Management Corp., State Farm Investment
                                        and serves         Management Corp.; PRESIDENT and TRUSTEE
                                        until successor    - State Farm Variable Product Trust,
                                        is elected or      State Farm Mutual Fund Trust.
                                        appointed.
------------------------------------------------------------------------------------------------------------------------------------
Roger S. Joslin*,        Trustee,        Began             VICE CHAIRMAN OF THE BOARD and DIRECTOR          20       DIRECTOR-
One State Farm Plaza,    Senior Vice     service in        (also TREASURER and CHIEF FINANCIAL                       Archer Daniels
Bloomington, Illinois    President,      1976 to the       OFFICER before July, 2001) - State Farm                   Midland Company
61710                    and             predecessor       Mutual Automobile Insurance Company;
Age 65                   Treasurer       of the Trust      SENIOR VICE PRESIDENT, TREASURER and
                                         and serves        DIRECTOR - State Farm Investment
                                         until successor   Management Corp., State Farm VP
                                         is elected or     Management Corp.; SENIOR VICE PRESIDENT,
                                         appointed.        TREASURER and TRUSTEE - State Farm
                                                           Variable Product Trust, State Farm
                                                           Mutual Fund Trust.
------------------------------------------------------------------------------------------------------------------------------------
Jack W. North,           Senior Vice    Began              EXECUTIVE VICE PRESIDENT - FINANCIAL            N/A            N/A
One State Farm Plaza,    President      service in         SERVICES (since 2001), SENIOR VICE
Bloomington, Illinois                   2001 and           PRESIDENT (1998-2001), and REGIONAL VICE
61710                                   serves until       PRESIDENT (1994-1998) - State Farm
Age 54                                  removed.           Mutual Automobile Insurance Company;
                                                           SENIOR VICE PRESIDENT and DIRECTOR
                                                           (since 2001) - State Farm Investment
                                                           Management Corp., State Farm VP
                                                           Management Corp.; SENIOR VICE PRESIDENT
                                                           (since 2001) - State Farm Variable
                                                           Product Trust, State Farm Mutual Fund
                                                           Trust.
------------------------------------------------------------------------------------------------------------------------------------
Kurt G. Moser,           Senior Vice    Began              SENIOR VICE PRESIDENT - INVESTMENTS             N/A            N/A
One State Farm Plaza,    President      service in         (since 1998) and VICE PRESIDENT-
Bloomington, Illinois                   1999 to the        INVESTMENTS (1989-1998) - State Farm
61710                                   predecessor        Mutual Automobile Insurance Company;
Age 56                                  of the Trust       SENIOR VICE PRESIDENT and DIRECTOR -
                                        and serves         State Farm Investment Management Corp.;
                                        until removed.     DIRECTOR - State Farm VP Management
                                                           Corp.; SENIOR VICE PRESIDENT - State
                                                           Farm Variable Product Trust, State Farm
                                                           Mutual Fund Trust.
------------------------------------------------------------------------------------------------------------------------------------
Paul N. Eckley,          Senior Vice     Began             SENIOR VICE PRESIDENT - INVESTMENTS             N/A            N/A
One State Farm Plaza,    President       service in        (since 1998) and VICE PRESIDENT - COMMON
Bloomington, Illinois                    1999 to the       STOCKS (1995-1998) - State Farm Mutual
61710                                    predecessor       Automobile Insurance Company; SENIOR
Age 47                                   of the Trust      VICE PRESIDENT - State Farm Investment
                                         and serves        Management Corp., State Farm Variable
                                         until removed.    Product Trust, State Farm Mutual Fund
                                                           Trust.
------------------------------------------------------------------------------------------------------------------------------------
Susan D. Waring,         Vice            Began             SENIOR VICE PRESIDENT and CHIEF                 N/A            N/A
One State Farm Plaza,    President       service in        ADMINISTRATIVE OFFICER (since 2001) -
Bloomington, Illinois                    2000 to the       State Farm Life Insurance Company; VICE
61710                                    predecessor       PRESIDENT (1997-2001) State Farm Mutual
Age 52                                   of the Trust      Automobile Insurance Company; SENIOR
                                         and serves        VICE PRESIDENT and DIRECTOR (since 2001)
                                         until removed.    - State Farm VP Management Corp.; VICE
                                                           PRESIDENT - State Farm Investment
                                                           Management Corp., State Farm Variable
                                                           Product Trust, State Farm Mutual Fund
                                                           Trust.
------------------------------------------------------------------------------------------------------------------------------------
Michael L. Tipsord,      Vice            Began             VICE PRESIDENT and TREASURER (since             N/A            N/A
One State Farm Plaza,    President       service in        7/2001), VICE PRESIDENT and ASSISTANT
Bloomington, Illinois    and             1989 to the       TREASURER (1/1999 to 7/2001), EXECUTIVE
61710                    Assistant       predecessor       ASSISTANT (1/1998 to 1/1999), and
Age 42                   Secretary-      of the Trust      ASSISTANT CONTROLLER (4/1996 to 1/1998)
                         Treasurer       and serves        - State Farm Mutual Automobile Insurance
                                         until removed.    Company; VICE PRESIDENT and ASSISTANT
                                                           SECRETARY-TREASURER (since 6/2001) and
                                                           ASSISTANT SECRETARY-TREASURER (before
                                                           6/2001) - State Farm Investment
                                                           Management Corp., State Farm VP
                                                           Management Corp., State Farm Variable
                                                           Product Trust, State Farm Mutual Fund
                                                           Trust.
------------------------------------------------------------------------------------------------------------------------------------
Donald E. Heltner,       Vice            Began             VICE PRESIDENT - FIXED INCOME (since            N/A            N/A
One State Farm Plaza,    President       service in        1998) - State Farm Mutual Automobile
Bloomington, Illinois                    1998 to the       Insurance Company; VICE PRESIDENT
61710                                    predecessor       (1989-1998) - MEMBERS Capital Advisors
Age 54                                   of the Trust      (a registered investment adviser); VICE
                                         and serves        PRESIDENT - State Farm Variable Product
                                         until removed.    Trust, State Farm Mutual Fund Trust.
------------------------------------------------------------------------------------------------------------------------------------
John S. Concklin,        Vice            Began              VICE PRESIDENT - COMMON STOCKS - State          N/A            N/A
One State Farm Plaza,    President       service in         Farm Mutual Automobile Insurance
Bloomington, Illinois                    1995 to the        Company; VICE PRESIDENT - State Farm
61710                                    predecessor        Variable Product Trust, State Farm
Age 55                                   of the Trust       Mutual Fund Trust.
                                         and serves
                                         until removed.
------------------------------------------------------------------------------------------------------------------------------------
Randall H. Harbert,      Vice           Began              VICE PRESIDENT - MUTUAL FUNDS (since            N/A            N/A
Three State Farm Plaza,  President      service in         9/2001), ADMINISTRATIVE ASSISTANT
Bloomington, Illinois                   2001 and           (6/2001 to 9/2001), AGENCY FIELD
61791                                   serves until       EXECUTIVE (6/1999 to 6/2001), REGIONAL
Age 38                                  removed.           ADMINISTRATIVE ASSISTANT (6/1998 to
                                                           6/1999), AGENCY FIELD CONSULTANT (6/1997
                                                           to 6/1998), and AGENT (4/1992 to 6/1997)
                                                           - State Farm Mutual Automobile Insurance
                                                           Company; VICE PRESIDENT (since 2001) -
                                                           State Farm Investment Management Corp.,
                                                           State Farm VP Management Corp., State
                                                           Farm Variable Product Trust, State Farm
                                                           Mutual Fund Trust.
------------------------------------------------------------------------------------------------------------------------------------
David R. Grimes,         Vice           Began              ASSISTANT VICE PRESIDENT - State Farm           N/A            N/A
Three State Farm Plaza,  President      service in         Mutual Automobile Insurance Company;
Bloomington, Illinois    and            1989 to the        VICE PRESIDENT AND SECRETARY - State
61791                    Secretary      predecessor        Farm Investment Management Corp., State
Age 59                                  of the Trust       Farm VP Management Corp., State Farm
                                        and serves         Variable Product Trust, State Farm
                                        until removed      Mutual Fund Trust.
                                        and successor
                                        is appointed.
------------------------------------------------------------------------------------------------------------------------------------
Duncan Funk, One         Assistant      Began              INVESTMENT OFFICER (since 1998) and             N/A            N/A
State Farm Plaza,        Vice           service in         INVESTMENT ANALYST (1984-1998) - State
Bloomington, Illinois    President      2001 and           Farm Mutual Automobile Insurance
61710                                   serves until       Company; ASSISTANT VICE PRESIDENT -
Age 40                                  removed.           State Farm Variable Product Trust, State
                                                           Farm Mutual Fund Trust.
------------------------------------------------------------------------------------------------------------------------------------



----------
*Messrs. Rust and Joslin are "interested" Trustees as defined by the 1940 Act because each is (i) an Officer of the Trust, (ii) a Director of the Manager, the Trust's investment adviser, (iii) a Director of Management Corp., the Trust's distributor, (iv) an Officer of the Manager, and (v) an Officer of Management Corp.

     As of February 28, 2002, the Trustees and officers as a group owned 1.29% of the Municipal Bond Fund's outstanding shares and owned less than 1% of the other Funds' outstanding shares.



     Trustees or officers who are interested persons do not receive any compensation from any Fund for their services to the Fund. Trustees who are not interested persons of the Trust receive compensation from the Trust. Before March of 2001 each Fund was a separate Maryland corporation with its own board of directors, and each Fund paid compensation to members of the board of directors who were not interested persons. Before January 1, 2001, directors of the Funds who were not interested persons received a fee of $1,800 from the Funds for each meeting of the board of directors attended. Effective January 1, 2001 the board of directors changed the compensation payable to directors who are not interested persons. Under the new compensation system, each director who is not an interested person is paid a monthly retainer of $1,750, a fee of $750 per regular board meeting attended, and a fee of $750 for each special board meeting or committee meeting attended that does not immediately precede or follow a regular board meeting. Compensation paid under the new system is paid by the mutual funds within the State Farm family of mutual funds pro-rate based on net assets. When the Trust assumed the business and affairs of the former Maryland corporations in March of 2001, the Trust adopted the then-current compensation system for its trustees who are not interested persons. Compensation shown in the following table was paid during the Trust's fiscal year ended November 30, 2001.

--------------------------------------------------------------------------------
                                                                      TOTAL
                                                                   COMPENSATION
                                                      MUNICIPAL   FROM ALL FUNDS
                        GROWTH   BALANCED   INTERIM     BOND         AND FUND
NAME OF TRUSTEE(1)       FUND      FUND      FUND       FUND         COMPLEX*
--------------------------------------------------------------------------------
Edward B. Rust, Jr.    $    0   $     0   $     0    $     0        $     0
--------------------------------------------------------------------------------
Roger S. Joslin             0         0         0          0              0
--------------------------------------------------------------------------------
Thomas M. Mengler      11,854     4,225       738      1,858         24,411
--------------------------------------------------------------------------------
James A. Shirk         11,854     4,225       738      1,858         24,411
--------------------------------------------------------------------------------
Donald A. Altorfer     10,954     3,775       588      1,558         22,611
--------------------------------------------------------------------------------
Victor J. Boschini     10,954     3,775       588      1,558         22,611
--------------------------------------------------------------------------------
David L. Vance         10,954     3,775       588      1,558         22,611
--------------------------------------------------------------------------------
*    Includes compensation paid by State Farm Variable Product Trust and State
     Farm Mutual Fund Trust.
--------------------------------------------------------------------------------



(1)During the year ended November 30, 2001 each of Davis U. Merwin and Albert H. Hoopes received the following compensation for their services as a director of each Fund: $900 from Growth Fund, $450 from Balanced Fund, $150 from Interim Fund and $300 from Municipal Bond Fund.


     Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits.


     The following table reflects dollar ranges of each Trustee's ownership of equity securities of each Fund, and dollar ranges of each Trustee's ownership of equity securities in all investment companies in the State Farm family of mutual funds. This data is as of December 31, 2001.



-------------------------------------------------------------------------------------------------------------
                                                                                              Aggregate
                                                                                              Dollar Range of
                                                                                              Equity
                                                                                              Securities in
                                                                                              all Registered
                                                                                              Investment
                                                                                              Companies
                                                                            Dollar Range of   Overseen by
                    Dollar Range of   Dollar Range of   Dollar Range of     Equity            Trustee in
                    Equity            Equity            Equity              Securities in     Family of
                    Securities in     Securities in     Securities in       Municipal Bond    Investment
Name of Trustee     Growth Fund       Balanced Fund     Interim Fund        Fund              Companies
-------------------------------------------------------------------------------------------------------------
Thomas M. Mengler   None              None              None                None              None
-------------------------------------------------------------------------------------------------------------
James A. Shirk      Over $100,000     Over $100,000     $10,001- $50,000    Over $100,000     Over $100,000
-------------------------------------------------------------------------------------------------------------
Victor J. Boschini  None              None              None                None              None
-------------------------------------------------------------------------------------------------------------
David L. Vance      None              None              None                None              None
-------------------------------------------------------------------------------------------------------------
Donald A. Altorfer  None              None              None                None              None
-------------------------------------------------------------------------------------------------------------
Edward B. Rust,     Over $100,000     None              $10,001 -           Over $100,000     Over $100,000
Jr.                                                     $50,000
-------------------------------------------------------------------------------------------------------------
Roger S. Joslin     Over $100,000     None              None                Over $100,000     Over $100,000
-------------------------------------------------------------------------------------------------------------



ADDITIONAL INFORMATION REGARDING NON-INTERESTED TRUSTEES OF THE TRUST

     As of November 30, 2001, Auto Company owned all of the common stock issued by the Manager and Management Corp. Auto Company is a mutual insurance company domiciled in Illinois and owned by its policyholders. Neither the non-interested Trustees of the Trust nor their immediate family members own securities representing an ownership interest in the Manager, in Management Corp. or in Auto Company.

     During the period December 1, 1999 to November 30, 2001, none of the non-interested Trustees of the Trust nor their immediate family members had any direct or indirect:

..    interest in the Manager, Management Corp., Auto Company, or in other affiliates of Auto Company, the value of which interest exceeded $60,000;

..    interest in any transaction or series of similar transactions with the
     Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, the value of which transaction or series of transactions exceeded $60,000, or

..    relationship(s) with the Trust, the Manager, Management Corp., Auto
     Company, affiliates of Auto Company, or with an officer of any such company, in an amount that exceeded $60,000.


                               GENERAL INFORMATION


OWNERSHIP OF SHARES

     As of February 28, 2002, the Manager, as Custodian for IRA plans, owned of record in the aggregate the following number of shares of the Funds. The Manager is not the beneficial owner of any of these shares.

-----------------------------------------------------------------
                                               PERCENTAGE OF FUND
    FUND                SHARES OWNED           SHARES OUTSTANDING
-----------------------------------------------------------------
Growth Fund             15,417,843             26.59%
-----------------------------------------------------------------
Balanced Fund           7,489,630              39.41%
-----------------------------------------------------------------
Interim Fund            9,065,779              53.68%
-----------------------------------------------------------------


CUSTODY OF ASSETS

     The securities and cash of the Funds are held by JPMorgan Chase Bank ("Chase"), 3 Chase Metro Tech Center, Brooklyn, New York 11245, as custodian. Chase delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by persons duly authorized by the Board of Trustees.


INDEPENDENT AUDITORS

     The Trust's independent auditors are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The firm audits the Trust's annual financial statements, reviews certain regulatory reports and the Trust's federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.


CODE OF ETHICS

     The Manager intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with the Manager and the Funds avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and, situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets.

     The Boards of the Manager, Management Corp., and the Trust have each adopted a Code of Ethics. The Code of Ethics imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Trust's officers and trustees. The Boards believe that the provisions of the Code are reasonably designed to prevent subscribers from engaging in conduct that violates these principles. The Code of Ethics permits subscribers subject to the Code to invest in securities, including securities that may be purchased or held by a Fund.


SHARES

     The Trust was organized as a business trust pursuant to the laws of the State of Delaware on January 5, 2001. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Trust's Funds. There are currently four series of shares.

     Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.


VOTING RIGHTS

      Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which the holder of that share is entitled to vote. Only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the Trustees of the Trust if they choose to do so, and in such event, shareowners having voting interests in the remaining shares would not be able to elect any Trustees.

      Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting interests of that Fund vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting interests of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting interests of the Trust.

                           DESCRIPTION OF BOND RATINGS

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").


                               RATINGS BY MOODY'S

     Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

     A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

     C--Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Ratings. The designation "Con." followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.


     MUNICIPAL NOTES:

     MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less established.


     COMMERCIAL PAPER:

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Prime-1  Highest Quality
          Prime-2  Higher Quality
          Prime-3  High Quality

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.


                                   S&P RATINGS

     AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

     AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

     BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C--The rating C is reserved for income bonds on which no interest is being paid.

     In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

     Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


     MUNICIPAL NOTES:

     SP-1. Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

     SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

     Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

     - Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

     - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

     COMMERCIAL PAPER:

     A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

     A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

FINANCIAL STATEMENTS

The audited financial statements for the Trust for the fiscal year ended November 30, 2001, are incorporated herein by reference from the Trust's annual report to shareholders.

                       STATE FARM ASSOCIATES' FUNDS TRUST
                      PART C OF THE REGISTRATION STATEMENT

ITEM 23.  EXHIBITS

          (a) Declaration of Trust (exhibit (a) to post-effective amendment No. 44) (1).

          (b)     Bylaws (exhibit (b) to post-effective amendment No. 44) (1).

          (c)     N/A


          (d) Investment Advisory and Management Services Agreement between Registrant and State Farm Investment Management Corp. (exhibit
                  (d) to post-effective amendment No. 45) (2).

          (e) Distribution Agreement between Registrant and State Farm VP Management Corp. (exhibit (e) to post-effective amendment No. 45) (2).

          (f)     N/A

          (g)(1) Custodial Agreement between Registrant and The Chase Manhattan Bank (exhibit (g)(1) to post-effective amendment No. 45) (2).

          (g)(2) Global custody rider to custody agreement between Registrant and The Chase Manhattan Bank (exhibit (g)(2) to post-effective amendment No. 45) (2)

          (g)(3) Special Foreign Custody Manager Agreement between Registrant and State Farm Investment Management Corp. (exhibit (g)(3) to post-effective amendment No. 45) (2).

          (h)(1) Service Agreement among Registrant, State Farm Investment Management Corp., and State Farm Mutual Automobile Insurance Company (exhibit (h)(1) to post-effective amendment
                  No. 45) (2).

          (h)(2) Service Agreement among Registrant, State Farm VP Management Corp. and State Farm Mutual Automobile Insurance Company (exhibit (h)(2) to post-effective amendment No. 45) (2).

          (h)(3) Transfer Agency and Service Agreement (exhibit (h)(3) to post-effective amendment No. 45) (2).

          (i)     Consent of Bell, Boyd & Lloyd LLC

          (j)     Consent of Ernst & Young LLP

          (k)     N/A

          (l)     N/A

          (m)     N/A

          (p) Code of Ethics of State Farm Associates' Funds Trust, State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust and State Farm Mutual Fund Trust


------------------

(1) Incorporated by reference to the exhibit filed with post-effective amendment no. 44 to the Registration Statement filed on January 30, 2001.

(2) Incorporated by reference to the exhibit filed with post-effective amendment no. 45 to the Registration Statement filed on March 29, 2001.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item.

ITEM 25.  INDEMNIFICATION

     As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated January 5, 2001 (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

     To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by registrant or its trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

     The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The information in the statement of additional information under the caption "Trustees and Officers" is incorporated herein by reference. Other than its status as investment adviser to other State Farm mutual funds (see item 27 below), neither State Farm Investment Management Corp., nor any of its directors or officers, has at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature either for their own account or in the capacity of director, officer, employee, partner or trustee.

          Directors and Officers of State Farm Investment Management Corp.:

          Edward B. Rust, Jr., Director and President*

          Roger S. Joslin, Director, Senior Vice President and Treasurer*

          John J. Killian, Director, Financial Vice President - State Farm Mutual Automobile Insurance Company, State Farm Fire and Casualty Company, State Farm General Insurance Company and State Farm Indemnity Company; Underwriter - State Farm Lloyds; Controller - State Farm Lloyds, Inc.; Vice President and Controller - State Farm County Mutual Insurance Company of Texas; Vice President and Treasurer - State Farm Florida Insurance Company; Secretary and Assistant Treasurer - State Farm International Services, Inc.; Assistant Treasurer - State Farm Companies Foundation.

          Kurt G. Moser, Director and Senior Vice President*

          Vincent J. Trosino, Director, Vice Chairman of the Board, President and Chief Operating Officer - State Farm Mutual Automobile Insurance Company; Director and Vice Chairman of the Board - State Farm Fire and Casualty Company and State Farm Life Insurance Company; Director, Assistant Secretary and Treasurer - State Farm General Insurance Company; Director - State Farm Lloyds, Inc., State Farm International Services, Inc., State Farm Annuity and Life Insurance Company, and State Farm Life and Accident Assurance Company; Assistant Secretary - State Farm Companies Foundation.

          Paul N. Eckley, Senior Vice President *

          Susan D. Waring, Vice President *

          David R. Grimes, Vice President and Secretary *

          Michael L. Tipsord, Vice President and Assistant Secretary-Treasurer *

          Jack W. North, Director and Senior Vice President *

          Randall H. Harbert, Vice President *

     * See the information contained in the statement of additional information under the caption "Trustees and Officers," incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS

State Farm VP Management Corp. serves as the principal underwriter to the Registrant. State Farm VP Management Corp. also serves as principal underwriter to, (i) variable insurance products issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company, (ii) State Farm Variable Product Trust, and (iii) State Farm Mutual Fund Trust. The following table contains information concerning each director and officer of State Farm VP Management Corp. (unless otherwise indicated, the principal business address for each person shown is One State Farm Plaza, Bloomington, IL 61710-0001):



Name and Principal               Positions and Offices                    Positions and Offices
Business Address                 With Underwriter                         With Registrant
------------------------------------------------------------------------------------------------------------
Edward B. Rust, Jr.              Director and President                   Trustee and President

Roger S. Joslin                  Director, Senior Vice President and      Trustee, Senior Vice President and
                                 Treasurer                                Treasurer

Charles R. Wright                Director and Senior Vice President       None

Susan D. Waring                  Senior Vice President and Director       Vice President

Kurt G. Moser                    Director and Senior Vice President       Senior Vice President

Paul N. Eckley                   Senior Vice President                    Senior Vice President

David R. Grimes                  Vice President and Secretary             Vice President and Secretary

Michael L. Tipsord               Vice President and Assistant             Vice President and Assistant
                                 Secretary-Treasurer                      Secretary-Treasurer

Jack W. North                    Director and Senior Vice President       Senior Vice President

Randall H. Harbert               Vice President                           Vice President






                        Net
   Name of         Underwriting     Compensation on
  Principal        Discounts and    Redemption and      Brokerage         Other
 Underwriter        Commissions       Repurchase       Commissions     Compensation
-----------------------------------------------------------------------------------
State Farm VP        N/A              N/A                N/A             N/A
Management
Corp.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          (a)     Registrant

          (b)     State Farm Investment Management Corp.
                  One State Farm Plaza
                  Bloomington, Illinois 61710-0001

ITEM 29.  MANAGEMENT SERVICES

All the management-related service contracts under which services are provided to the Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 30.  UNDERTAKINGS

     The Registrant hereby undertakes to furnish, upon request and without charge, to each person to whom a prospectus for any Fund is delivered a copy of the Registrant's latest annual report to shareholders.

     The Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon any question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, State Farm Associates' Funds Trust, has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomington, and state of Illinois on the 26th day of March 2002.

                                              STATE FARM ASSOCIATES' FUNDS TRUST



                                              By: /s/ Edward B. Rust, Jr.
                                                  ------------------------------
                                                      Edward B. Rust, Jr.
                                                      Trustee and President

     Pursuant to the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


     Signature                         Title                                  Date
     ---------                         -----                                  ----
Edward B. Rust, Jr.        Trustee and President                      March 26, 2002

Roger S. Joslin            Trustee, Senior Vice President and         March 26, 2002
                           Treasurer

Thomas M. Mengler          Trustee                                    March 26, 2002

James A. Shirk             Trustee                                    March 26, 2002

Donald A. Altorfer         Trustee                                    March 26, 2002

Victor J. Boschini         Trustee                                    March 26, 2002

David L. Vance             Trustee                                    March 26, 2002

                                                By: \s\ David Moore
                                                        David Moore
                                                        Attorney-In-Fact
                                                        March 26, 2002

     Original powers of attorney authorizing David Moore, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and are incorporated by reference herein from post-effective amendement no. 45 to the Registration Statement filed on March 19, 2001 (Securities Act file no. 2-27058).

                                  EXHIBIT INDEX

-------------------------------------------------------------------------------
RULE 483 UNDER THE 1933 ACT                             DESCRIPTION
         EXHIBIT

-------------------------------------------------------------------------------
            1                                        POWER OF ATTORNEY
-------------------------------------------------------------------------------

N-1A ITEM 23 EXHIBIT LETTER                             DESCRIPTION




            (i)               Consent of Bell, Boyd & Lloyd LLC

            (j)               Consent of Ernst & Young LLP

            (p) Code of Ethics of State Farm Associates' Funds Trust, State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust and State Farm Mutual Fund Trust